Exhibit 10.2

Collaboration and Exclusive License Agreement

FINAL

(***) CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT

between

ADAPTIMMUNE Limited

and

GALAPAGOS NV

Dated as of 30 May 2024

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TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS1

ARTICLE 2 Collaboration16

ARTICLE 3 LICENSE OPTION18

ARTICLE 4 LICENSE GRANTS18

ARTICLE 5 Technology Transfer21

ARTICLE 6 GOVERNANCE22

ARTICLE 7 DEVELOPMENT AND COMMERCIALIZATION27

ARTICLE 8 REGULATORY28

ARTICLE 9 MANUFACTURING29

ARTICLE 10 FINANCIAL TERMS30

ARTICLE 11 INTELLECTUAL PROPERTY36

ARTICLE 12 CONFIDENTIALITY; PUBLICATION43

ARTICLE 13 REPRESENTATIONS, WARRANTIES, AND COVENANTS46

ARTICLE 14 TERM AND TERMINATION49

ARTICLE 15 INDEMNIFICATION; INSURANCE52

ARTICLE 16 GENERAL PROVISIONS54

i

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COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT

This Collaboration and Exclusive License Agreement (“Agreement”) is effective as of 30 May 2024 (“Effective Date”) made by and between Adaptimmune Limited, having offices at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, UK (“Adaptimmune”), and Galapagos NV, having offices at Generaal De Wittelaan L11 A3, 2800 Mechelen, Belgium (“Galapagos”). Each of Galapagos and Adaptimmune may be referred to in this Agreement individually as a “Party” or together as the “Parties.”

RECITALS

WHEREAS, Galapagos is a biopharmaceutical company focusing on developing biologic treatments in oncology (amongst others);

WHEREAS, Adaptimmune is a biotechnology company that is engaged in the research and development of cell therapies, including T-cell receptor based cell therapies for pharmaceutical therapy use;

WHEREAS, Adaptimmune is currently developing the Adaptimmune Product, which contains the Licensed TCR, in the SURPASS family of Clinical Trials;

WHEREAS, the Parties desire to collaborate to develop a T-cell therapy product manufactured using the Galapagos Manufacturing Platform and containing the Licensed TCR; and

WHEREAS, Galapagos desires to obtain an exclusive option to be granted an exclusive license and other rights from Adaptimmune to Develop, Manufacture, Commercialize, and otherwise Exploit Licensed Products, and Adaptimmune agrees to grant Galapagos such an exclusive option to be granted and exclusive license and other rights in exchange for certain agreed to upfront and other payments.

NOW, THEREFORE, the Parties hereby agree as follows:

AGREEMENT

ARTICLE 1
DEFINITIONS
1.1	“Accounting Standard” means (a) International Financial Reporting Standards or (b) GAAP, in each case ((a) or (b)), consistently applied throughout the applicable Party’s organization.
1.2	“Acquirer” has the meaning set forth in Section 1.29 (Change of Control).
1.3	“Adaptimmune” has the meaning set forth in the preamble.
1.4	“Adaptimmune Background IP” means all Know-How and Patent Rights that Adaptimmune Controls (a) as of the Effective Date and (b) during the Term other than the Adaptimmune Platform Improvement IP and Adaptimmune’s interest in the Other Collaboration IP.
1.5	“Adaptimmune CD8 IP” means the Adaptimmune CD8 Know-How and the Adaptimmune CD8 Patent Rights.
1.6	“Adaptimmune CD8 Know-How” means all Know-How Controlled by Adaptimmune or any of its Affiliates as of the Effective Date or during the Term (including all Know-How included in the

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Adaptimmune Background IP and Adaptimmune Platform Improvement IP, and Adaptimmune’s interest in the Know-How included in the Other Collaboration IP) that is provided or otherwise made available by or on behalf of Adaptimmune or its Affiliates to Galapagos or its Affiliates under this Agreement (as part of the Collaboration Deliverables or otherwise), and that directly relates to the Licensed Product.
1.7	“Adaptimmune CD8 Patent Rights” means any Patent Right in the Territory Controlled by Adaptimmune or any of its Affiliates as of the Effective Date or during the Term (including all Patent Rights included in the Adaptimmune Background IP and Adaptimmune Platform Improvement IP, and Adaptimmune’s interest in the Other Collaboration Patent Rights) to the extent such Patent Right Covers the Licensed TCR, a Licensed Product, the Licensed TCR Vector, or any part of the Licensed TCR, Licensed Product, or Licensed TCR Vector.
1.8	“Adaptimmune Collaboration Activities” has the meaning set forth in Section 2.3.2 (Adaptimmune Collaboration Activities).
1.9	“Adaptimmune Indemnitees” has the meaning set forth in Section 15.2 (Indemnification by Galapagos).
1.10	“Adaptimmune Manufacturing IP” means the Adaptimmune Manufacturing Know-How and the Adaptimmune Manufacturing Patent Rights.
1.11	“Adaptimmune Manufacturing Know-How” means all Know-How Controlled by Adaptimmune or any of its Affiliates as of the Effective Date or during the Term (including all Know-How included in the Adaptimmune Background IP and Adaptimmune Platform Improvement IP, and Adaptimmune’s interest in the Know-How included in the Other Collaboration IP other than the Other Collaboration Patent Rights) that is provided or otherwise made available by Adaptimmune or its Affiliates to Galapagos or its Affiliates under this Agreement (as part of the Collaboration Deliverables or otherwise), and that (i) consist of or are directly related to a method or process of Manufacturing the Collaboration Product or, following the Option Exercise Date, the Licensed Product or (ii) that are otherwise necessary to Manufacture or have Manufactured the Collaboration Product or, following the Option Exercise Date, the Licensed Product on the Galapagos Manufacturing Platform (in each case ((i) and (ii)), other than Adaptimmune CD8 Know-How).
1.12	“Adaptimmune Manufacturing Patent Rights” means (a) any Patent Right in the Territory Controlled by Adaptimmune or any of its Affiliates as of the Effective Date, and (b) all Patent Rights included in the Adaptimmune Platform Improvement IP, and (c) Adaptimmune’s interest in the Other Collaboration Patent Rights, in each case ((a) through (c)), that (i) Cover a method or process of Manufacturing the Collaboration Product or, following the Option Exercise Date, the Licensed Product or (ii) that are otherwise necessary to Manufacture or have Manufactured the Collaboration Product or, following the Option Exercise Date, the Licensed Product on the Galapagos Manufacturing Platform (in each case ((i) and (ii)), other than the Adaptimmune CD8 Patent Rights).
1.13	“Adaptimmune Manufacturing Platform” means Adaptimmune’s cell therapy autologous manufacturing platform used to manufacture the Adaptimmune Product for use in the SURPASS family of Clinical Trials.
1.14	“Adaptimmune Platform Improvement IP” means any Collaboration IP that (***).

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1.15	“Adaptimmune Product” means the autologous T-cell therapy product incorporating the Licensed TCR and Manufactured using the Adaptimmune Manufacturing Platform being investigated in the SURPASS family of Clinical Trials.
1.16	“Adaptimmune Product Rights” has the meaning set forth in Section 4.5.2(a) (Retained Adaptimmune Product Rights).
1.17	“Adaptimmune Prosecuted Patent Rights” has the meaning set forth in Section 11.2.3 (Adaptimmune).
1.18	“Adaptimmune Step-In Right” has the meaning set forth in Section 11.2.4 (Galapagos).
1.19	“Adaptimmune Study Conduct Team” means the internal Adaptimmune working group established by Adaptimmune in accordance with its internal standard operating procedures to oversee the conduct of the Collaboration Trial.
1.20	“Affiliate” means, with respect to a Person, any other Person, directly or indirectly through one or more intermediaries, controlled by, controlling, or under common control with such Person, whether now or in the future, with “control” meaning (a) direct or indirect beneficial ownership of more than 50% of the voting stock or other ownership interest of, or more than 50% interest in the income of, the applicable Person, or (b) the possession, directly or indirectly, of the power to direct the management or policies of the applicable Person, whether through the ownership of voting securities or other equity rights, by contract relating to voting rights or corporate governance, or otherwise.
1.21	“Agreement” has the meaning set forth in the preamble.
1.22	“Alliance Manager” has the meaning set forth in Section 6.1 (Alliance Managers).
1.23	“Applicable Laws” means all applicable any federal, state, local, foreign, or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Governmental Authority, including for clarity any applicable rules, regulations, guidances, and other requirements of any Regulatory Authority that may be in effect from time to time, or any license, franchise, permit, or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.
1.24	“Biosimilar Product” means, after receipt of Regulatory Approval of the Licensed Product in the Territory, any other therapeutic drug product designated for human use that (a) is sold or marketed for sale in the Territory by a Third Party that has not obtained the rights to market or sell such product as a Sublicensee, Subcontractor, or Third Party distributor of Galapagos or any of its Affiliates, Sublicensees, or Subcontractors with respect to the Licensed Product and (b) (i) contains the same amino acid sequence and principal molecular structural features as the Licensed Product, (ii) has no clinically meaningful differences from the Licensed Product in terms of purity, potency, safety, mechanism of action, route of administration, dosage form, or strength, and (iii) is approved for use pursuant to a Regulatory Approval process in the Territory that is based on the indications and conditions of use on an unrelated party’s previously approved version of that same product (i.e., a product meeting the standards set forth in the foregoing clauses (i) and (ii)), whether or not such Regulatory Approval was based upon data generated by the Parties filed with the applicable Governmental Authority in the Territory or was obtained using an abbreviated, expedited or other process.

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1.25	“Breaching Party” has the meaning set forth in Section 14.2.2 (Material Breach).
1.26	“Business Day” means a day other than a Saturday, Sunday, or a bank or other public holiday in Boston, Massachusetts, London, England, or Brussels, Belgium.
1.27	“Buyers” has the meaning set forth in Section 1.113 (Net Sales).
1.28	“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30, or December 31, during the Term, or the applicable part thereof during the first or last calendar quarter of the Term.
1.29	“Change of Control” means: (a) with respect to a Party, the acquisition by a Third Party, in one transaction or a series of related transactions, of direct or indirect beneficial ownership of more than 50% of the outstanding securities or combined voting power of such Party (or any controlling Affiliate of such Party); (b) a merger or consolidation or other business combination involving such Party, as a result of which a Third Party acquires direct or indirect beneficial ownership of more than 50% of the outstanding securities or combined voting power of the surviving entity immediately after such merger, reorganization or combination; or (c) a sale of all or substantially all of the assets of such Party related to this Agreement in one transaction or a series of related transactions to a Third Party. The acquiring or combining Third Party in any of (a), (b) or (c), and any of such Third Party’s Affiliates (whether in existence as of or any time following the applicable transaction, but other than the acquired Party and its Affiliates as in existence prior to the applicable transaction or Affiliates it controls after the applicable transaction) are referred to collectively herein as the “Acquirer.” As used in this definition, “control” means (1) to possess, directly or indirectly, the power to direct or cause the direction of the management or policies of an entity, whether through ownership of outstanding securities or voting power or by contract relating to voting rights or corporate governance; or (2) direct or indirect ownership of more than 50% of the outstanding securities or voting power interest in such entity.
1.30	“Clinical Supply Agreement” has the meaning set forth in Section 9.1.3 (Clinical Supply Agreement).
1.31	“Clinical Trial” means any clinical trial in humans, including clinical trials designed to generate data to address a commitment or requirement under a Regulatory Approval.
1.32	“Collaboration” means all activities set forth in the Collaboration Plan, or otherwise arising in the performance of the Collaboration Trial, including the performance of regulatory and pre-clinical activities to enable the performance of the Collaboration Trial, and the Manufacture and supply of the Licensed TCR Vector and the Collaboration Product for the performance of the Collaboration Trial.
1.33	“Collaboration Activities” has the meaning set forth in Section 2.3.2 (Adaptimmune Collaboration Activities).
1.34	“Collaboration Deliverables” means the agreed data, materials, results, information, and other deliverables set forth in the Collaboration Plan, or otherwise arising in the performance of the Collaboration Activities.
1.35	“Collaboration IP” means all Know-How and Patent Rights conceived, developed, invented, reduced to practice or otherwise generated by a Party or its Affiliates or their licensees, Sublicensee, or Subcontractors or any persons contractually required to assign or license such Know-How and

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Patent Rights to a Party or any Affiliate of a Party, whether alone or jointly with the other Party or its Affiliates or its or their licensees, Sublicensees, or Subcontractors, or any persons contractually required to assign or license such Know-How and Patent Rights to the other Party or any Affiliate of the other Party, in each case, as a result of the performance of the Collaboration.
1.36	“Collaboration License” has the meaning set forth in Section 4.1 (Mutual Collaboration License Grant).
1.37	“Collaboration Period” means the period of time beginning upon the Effective Date and expiring on the date that the last Collaboration Deliverable is delivered.
1.38	“Collaboration Plan” has the meaning set forth in Section 2.2.1 (Collaboration Plan).
1.39	“Collaboration Product” means, during the Option Term, an autologous T-cell therapy product incorporating the Licensed TCR and Manufactured using the Galapagos Manufacturing Platform, administered alone or in combination with one or more other active ingredients, in any form, formulation, presentation, dosage form, strength, line extension, package configuration, or mode of delivery.
1.40	“Collaboration Results” means any and all data, information, materials and results generated as a result of the performance of the Collaboration, including any and all descriptions of experiments conducted as part of the Collaboration and corresponding analyses and conclusions.
1.41	“Collaboration Trial” means the Phase 1 Clinical Trial designed to assess the use of the Collaboration Product for the treatment of head and neck cancers as set forth in the Collaboration Plan.
1.42	“Collaboration Trial Data Package” means a report and data package containing the information specified in Schedule 1.42 (Collaboration Trial Data Package).
1.43	“Combination” has the meaning set forth in Section 1.113 (Net Sales).
1.44	“Commercialize” or “Commercialization” means, with respect to any product, any and all activities directed to the marketing, promotion, packaging and labeling, distribution, pricing, reimbursement, import, export, offering for sale, and sale of such product and interacting with Regulatory Authorities following receipt of Regulatory Approval in the applicable country or region for such product regarding the foregoing, including seeking and maintaining any required pricing and reimbursement approval, but excluding any activities directed to Development or Manufacturing. “Commercializing,” and “Commercialized” will be construed accordingly.
1.45	“Commercially Reasonable Efforts” means with respect to a Party’s obligations under this Agreement, the carrying out of such obligations or tasks with a level of effort and resources consistent with the level of efforts and resources typically used by other similarly situated companies of similar size and similar resources in the Development, Manufacturing, and Commercialization of a therapeutic product with similar commercial potential and at a similar stage in its research, development or commercial life as the relevant Collaboration Product or Licensed Product, as applicable, in each case based on conditions then prevailing, and taking into account, without limitation, issues of safety and efficacy, Regulatory Authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, profitability (including pricing and reimbursement status achieved or likely to be achieved for the product in a country and

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reference pricing), the likely timing of the product’s entry into the market, the patent and other proprietary position, and other relevant scientific, technical, and commercial factors.
1.46	“Confidential Information” has the meaning set forth in Section 12.1 (Confidential Information).
1.47	“Confidentiality Agreement” has the meaning set forth in Section 12.2 (Duty of Confidence).
1.48	“Control”, “Controls,” or “Controlled by” means the possession by a Party (whether by ownership, license, or otherwise; and in the case of licenses, other than granted by one Party to the other Party pursuant to this Agreement) of (a) with respect to any tangible Know-How, the legal authority or right to physical possession of such tangible Know-How, with the right to provide such tangible Know-How to the other Party and the right to use such tangible Know-How by the other Party on the terms set forth herein, or (b) with respect to Patent Rights, Regulatory Approvals, Regulatory Materials, Know-How, or other Intellectual Property, the legal authority or right to grant a license, sublicense, access, or right to use (as applicable) to the other Party under such Patent Rights, Regulatory Approvals, Regulatory Materials, Know-How or other Intellectual Property on the terms set forth herein, in each case ((a) and (b)), without breaching or otherwise violating the terms of any arrangement or agreement with a Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, sublicense, access, or right to use and without being required to make any payment to any Third Party. (***).
1.49	“Covers” means, with respect to a Patent Right in a given country, that such Patent Right has a Valid Claim in such country that, absent ownership of, or a license under, such Patent Right, the manufacture, commercialization, use, import, export, offer for sale or sale of such Licensed Product would infringe such Valid Claim. “Cover” and “Covering” will be construed accordingly.
1.50	“CREATE Act” has the meaning set forth in Section 11.1.3 (CREATE Act).
1.51	“Develop” or “Development” means, with respect to any product, any and all internal and external research, development and regulatory activities regarding such product, including (a) research (such as in silico and laboratory validation), process development, non-clinical testing, toxicology, non-clinical activities, pre-clinical activities, pre-clinical testing, GLP toxicity studies, and Clinical Trials, and (b) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct Clinical Trials or to obtain, support, or maintain Regulatory Approval of such product, but excluding any activities directed the Manufacturing or Commercialization. Development will include development and regulatory activities for additional forms, formulations, or indications for a product after receipt of Regulatory Approval of such product (including label expansion), including Clinical Trials initiated following receipt of Regulatory Approval; or any Clinical Trial to be conducted after receipt of Regulatory Approval that was mandated by the applicable Regulatory Authority as a condition of such Regulatory Approval with respect to an approved form, formulation, or indication (such as post-marketing studies, observational studies, implementation and management of registries and analysis thereof, in each case, if required by any Regulatory Authority in any region in the Territory to support or maintain Regulatory Approval for a pharmaceutical or biologic product in such region). “Developing” and “Developed” will be construed accordingly.
1.52	“Development Fee” has the meaning set forth in Section 10.2 (Development Fee).
1.53	“Development Milestone Event” has the meaning set forth in Section 10.4.1(a) (Development Milestone Events and Payments).

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1.54	“Development Milestone Payment” has the meaning set forth in Section 10.4.1(a) (Development Milestone Events and Payments).
1.55	“Disclosing Party” has the meaning set forth in Section 12.1 (Confidential Information).
1.56	“Dispute” has the meaning set forth in Section 16.3.1 (Disputes).
1.57	“Divisional Patent Application” has the meaning set forth in Section 11.2.5 (Divisional Patent Rights).
1.58	“Divisional Patent Rights” has the meaning set forth in Section 11.2.5 (Divisional Patent Rights).
1.59	“Dollar” means the U.S. dollar, and “$” will be interpreted accordingly.
1.60	“Effective Date” has the meaning set forth in the preamble.
1.61	“EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.
1.62	“Endpoint” means with respect to a Clinical Trial, the primary and secondary endpoints related to efficacy and safety that are specified in the clinical trial protocol for such Clinical Trial.
1.63	“Enforcement” has the meaning set forth in Section 11.3.3 (Settlement).
1.64	“Exclusive License” has the meaning set forth in Section 4.2.2 (Exclusive License).
1.65	“Executive Officers” means, with respect to Adaptimmune, its Chief Executive Officer, and, with respect to Galapagos, its Chief Executive Officer.
1.66	“Existing Licensed Patent Rights” means the Licensed Patent Rights existing as of the Effective Date as set out in Schedule 1.66 (Existing Licensed Patent Rights).
1.67	“Exploit” means Develop, have Developed, make, have made, use, have used, perform medical affairs, have performed medical affairs, offer for sale, have offered for sale, sell, have sold, export, have exported, import, have imported, Manufacture, have Manufactured, Commercialize, have Commercialized, or otherwise exploit. “Exploitation” and “Exploiting” will be construed accordingly.
1.68	“FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.
1.69	“Field” means the treatment, prevention, palliation, or diagnosis of all cancer Indications (a) in which the MAGE-A4 (M4) antigen is expressed and (b) for which Galapagos has exercised its Option in accordance with Article 3 (License Option).
1.70	“First Commercial Sale” means, with respect to a Licensed Product in a given country in the Territory, the first commercial sale in a bona fide arm’s length transaction of such Licensed Product by Galapagos, its Affiliate, or Sublicensee to a non-sublicensee Third Party for end use or consumption of such Licensed Product in the Field in such country following Regulatory Approval of such Licensed Product in such country. First Commercial Sale will not include any distribution or other sale solely for Development purposes, patient assistance, named patient use, compassionate use or other patient access programs, or test marketing programs or non-registrational studies or

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similar programs or studies, in each case, where the Licensed Product is supplied without charge or at the actual manufacturing and distribution cost thereof (without any markup).
1.71	“Force Majeure” has the meaning set forth in Section 16.6 (Force Majeure).
1.72	“FTE” means, with respect to a person, the equivalent of the work of one individual full time (whether provided by a single individual full time or multiple individuals part-time) for one (1) calendar year (consisting of in general a total of (***) hours per calendar year). (***).
1.73	“GAAP” means the generally accepted accounting principles in the United States, consistently applied.
1.74	“Galapagos” has the meaning set forth in the preamble.
1.75	“Galapagos Background IP” means all Know-How and Patent Rights that Galapagos Controls (a) as of the Effective Date and (b) during the Term other than the Galapagos Platform Improvement IP and Galapagos’ interest in the Other Collaboration IP.
1.76	“Galapagos Collaboration Activities” has the meaning set forth in Section 2.3.1 (Galapagos Collaboration Activities).
1.77	“Galapagos Indemnitees” has the meaning set forth in Section 15.1 (Indemnification by Adaptimmune).
1.78	“Galapagos Manufacturing Platform” means Galapagos’ de-centralized cell therapy autologous manufacturing platform, including as it exists as of the Effective Date and all further developments and improvements to such platform.
1.79	“Galapagos Platform Improvement IP” means any Collaboration IP that (***).
1.80	“Galapagos Prosecuted Patent Rights” has the meaning set forth in Section 11.2.4 (Galapagos).
1.81	“Galapagos Step-In Right” has the meaning set forth in Section 11.2.3 (Adaptimmune).
1.82	“Governmental Authority” means any federal, national, state, provincial, or local government, or political subdivision thereof, or any multinational organization or any authority, agency, regulatory body, or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau, or division of any of the foregoing, or any governmental arbitrator or arbitral body). Governmental Authorities include all Regulatory Authorities.
1.83	“Granting Party” has the meaning set forth in Section 11.7 (Non-Controlled IP).
1.84	“IND” means any investigational new drug application filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside of the U.S. (such as a CTA in the European Union).
1.85	“Indemnified Party” has the meaning set forth in Section 15.3.1 (Notice).
1.86	“Indemnifying Party” has the meaning set forth in Section 15.3.1 (Notice).

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1.87	“Indication” means a specific disease, disorder or condition which is recognized by the applicable Regulatory Authority in a given country or jurisdiction as a disease, disorder or condition; provided, however, that, (a) with regard to oncology diseases, disorders, or conditions, an oncology disease, disorder, or condition will be considered a new Indication if it is recognized as a different type of malignancy by the applicable Regulatory Authorities; and (b) separate lines of treatment for the same disease, disorder or condition (e.g., first line, second line, combination therapy, adjuvant therapy) or patient population (e.g., treatment naïve) will not be considered separate Indications.
1.88	“Infringement” has the meaning set forth in Section 11.3.1 (Notice).
1.89	“Insolvency Event” has the meaning set forth in Section 14.2.5 (Insolvency).
1.90	“Intellectual Property” means Patent Rights, trademarks, trademark applications, and Know-How.
1.91	“IPR” has the meaning set forth in Section 1.138 (Prosecution and Maintenance).
1.92	“JPT” has the meaning set forth in Section 6.3.1 (Formation and Purpose of the JPT).
1.93	“JSC” has the meaning set forth in Section 6.2.1 (Establishment).
1.94	“Know-How” means any invention, conception, discovery, invention, creation, improvement, or modification, whether or not patentable, including processes, methods, formulas, technical information, materials (including biological and chemical materials), compositions, skills, ideas, designs, drawings, procedures, biological materials, assays, compounds, techniques, computer software and documentation, specifications, results, data (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data), know-how (including study designs and protocols), and trade secrets, in written, electronic, or any other form, including all laboratory notebooks and other written materials containing or comprising the same, as well as all intellectual property rights or other proprietary rights therein or thereto (including trade secrets) but expressly excluding Patent Rights.
1.95	“Liabilities” has the meaning set forth in Section 15.1 (Indemnification by Adaptimmune).
1.96	“Licensed IP” means the Adaptimmune CD8 Patent Rights, Adaptimmune Manufacturing Patent Rights, Adaptimmune CD8 Know-How, and Adaptimmune Manufacturing Know-How.
1.97	“Licensed Patent Rights” means the Adaptimmune CD8 Patent Rights and Adaptimmune Manufacturing Patent Rights, including the Existing Licensed Patent Rights.
1.98	“Licensed Product” means, following the Option Exercise Date, any T-cell therapy product incorporating the Licensed TCR (other than the Adaptimmune Product), administered alone or in combination with one or more other active ingredients, in any form, formulation, presentation, dosage form, strength, line extension, package configuration, or mode of delivery.
1.99	“Licensed TCR” means the Adaptimmune-engineered T-cell receptor directed to MAGE-A4 that either incorporates a CD8 sub-unit or is expressed alongside a CD8 sub-unit referred to as ADP-A2M4CD8. Unless specified otherwise, the Licensed TCR will include the Licensed TCR Vector.
1.100	“Licensed TCR Vector” means the vector encoding the Licensed TCR and referred to as (***).

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1.101	“Loan Agreement” means that certain Loan and Security Agreement between Adaptimmune Therapeutics plc (collectively with any of its affiliates that are made party to the Loan and Security Agreement) and several banks and other financial institutions or entities from time to time as party thereto and Hercules Capital, Inc. (the “Loan Agreement Agent”), dated May 14, 2024.
1.102	“Loan Agreement Agent” has the meaning set forth in Section 1.101 (Loan Agreement).
1.103	“Major European Country” means each of France, Germany, Italy, Spain, and the United Kingdom.
1.104	“Manufacture” means activities directed to manufacturing, processing, packaging, labeling, filling, finishing, assembly, quality assurance, quality control, testing, and release, shipping, or storage of any pharmaceutical or biologic product (or any components or process steps involving any product or any companion diagnostic), placebo, or comparator agent, as the case may be, including process development, qualification, and validation, scale-up, preclinical, clinical, and commercial manufacture and analytic development, product characterization, and stability testing, but excluding activities directed to Development or Commercialization. “Manufacturing” and “Manufactured” will be construed accordingly.
1.105	“Material Assumptions” means the material assumptions of the Collaboration Trial as set forth in Schedule 1.105 (Material Assumptions).
1.106	“Material Budget Increase” has the meaning set forth in Section 2.2.3 (Material Budget Increases).
1.107	“Materials Provider” has the meaning set forth in Section 4.6 (Provided Materials).
1.108	“Materials Recipient” has the meaning set forth in Section 4.6 (Provided Materials).
1.109	“Milestone Event” means any of the Development Milestone Events, the Regulatory Milestone Events, or the Sales Milestone Events, as applicable.
1.110	“Milestone Payment” means any of the Development Milestone Payments, the Regulatory Milestone Payments, or the Sales Milestone Payments, as applicable.
1.111	“Net Sales” means, with respect to a given Licensed Product in a given period, the gross invoiced amount for sales of such Licensed Product by or on behalf of Galapagos, its Affiliates, or Sublicensees (each of the foregoing, a “Seller”) to Third Parties (“Buyers”) in a bona fide arm’s length transaction with respect to a Licensed Product in the Territory, less the following deductions, in each case, which are actually incurred, allowed, paid, accrued or specifically allocated to such Licensed Product, to the extent that such amounts are deducted from gross invoiced sales amounts as reported by the applicable Seller with respect to the sale or other disposition of the Licensed Product in its financial statements in accordance with Seller’s Accounting Standards, applied on a consistent basis:

(***)

In no event will any particular amount identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of deductions). All discounts, allowances, credits, rebates, and other deductions will be fairly and equitably allocated between the Licensed Product and other

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product(s) of the Seller, such that the Licensed Products do not bear a disproportionate portion of such deductions.

(***). Any sale to an independent Third Party distributor at fair market value will be deemed as end-user sale and such sales will be used for the calculation of Sales Milestone Events.

In the event a Licensed Product is sold, assigned, or transferred for consideration other than cash, the value of such non-cash consideration shall be deemed to be equal to the fair market value of the non-cash consideration as reasonably determined by Seller’s auditors from time to time. For further clarity, Net Sales of a Licensed Product will be accounted for without regard to whether such sale occurred before or after a First Commercial Sale. (***).

In the event that a Licensed Product is sold in the form of a combination incorporating the Licensed TCR with one or more other active pharmaceutical ingredients (in the same package, including as a co-formulation), (for purposes of this Section, a “Combination”), the Net Sales for such Licensed Product shall be calculated by multiplying the Net Sales for such Combination by the fraction A/(A+B), where “A” is the gross amount invoiced for such Licensed Product sold separately in a country in the same dosage as contained in the Combination, and “B” is the gross amount invoiced for such other active ingredient(s) sold separately in such country in the same dosage as contained in the Combination.

In the event that such other active pharmaceutical ingredient(s) are not sold separately in a country in the same dosage as contained in the Combination but such Licensed Product is, the Net Sales for such Licensed Product shall be calculated by multiplying the Net Sales for such Combination by the fraction A/C, where “A” is the gross amount invoiced for such Licensed Product sold separately in such country in the same dosage as contained in the Combination, and “C” is the gross amount invoiced in such country for the Combination.

In the event that such other active pharmaceutical ingredient(s) are sold separately in a country in the same dosage as contained in the Combination but such Licensed Product is not, the Net Sales for such Licensed Product shall be calculated by multiplying the Net Sales for such Combination by the fraction (C-B)/C, where “B” is the gross amount invoiced for such other active pharmaceutical ingredient(s) sold separately in such country in the same dosage as contained in the Combination, and “C” is the gross amount invoiced in cush country for the Combination.

In the event that neither such Licensed Product nor such other active pharmaceutical ingredient(s) are sold separately in a country in the same dosage as contained in the Combination, Net Sales for royalty calculations shall be based on the fair market value of the Licensed Product as contained in the Combination mutually agreed between the Parties. In the absence of such mutual agreement either Party may refer the matter to arbitration in accordance with Section 16.3 (Dispute Resolutions).

1.112	“Non-Breaching Party” has the meaning set forth in Section 14.2.2 (Material Breach).
1.113	“Non-Controlled IP” has the meaning set forth in Section 11.7 (Non-Controlled IP).
1.114	“Opposition Proceeding” has the meaning set forth in Section 11.3.2 (Enforcement Actions).
1.115	“Option” has the meaning set forth in Section 3.1 (Option Grant).
1.116	“Option Exercise Date” has the meaning set forth in Section 3.2 (Option Exercise).

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1.117	“Option Exercise Fee” has the meaning set forth in Section 10.3 (Option Exercise Fee).
1.118	“Option Exercise Notice” has the meaning set forth in Section 3.2 (Option Exercise).
1.119	“Option Expiration” has the meaning set forth in Section 3.3 (Option Expiration).
1.120	“Option Period” means the period of time beginning upon the Effective Date and expiring on the date that is (***) days after the Collaboration Trial Data Package is provided by Adaptimmune to Galapagos in accordance with Section 2.6.2(b) (Collaboration Trial Data Package).
1.121	“Option Term” means the period of time beginning on the Effective Date and expiring upon the earlier to occur of (a) the Option Exercise Date and (b) Option Expiration.
1.122	“Other Collaboration IP” means any Collaboration IP other than the Adaptimmune Platform Improvement IP and the Galapagos Platform Improvement IP.
1.123	“Other Collaboration Patent Right” means any Patent Right included in the Other Collaboration IP.
1.124	“Party” and “Parties” have the meaning set forth in the preamble.
1.125	“Patent Challenge” has the meaning set forth in Section 14.2.4 (Patent Challenge).
1.126	“Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government-issued rights substantially similar to any of the foregoing, and (f) United States and foreign counterparts of any of the foregoing.
1.127	“Paying Party” has the meaning set forth in Section 10.10.2 (Tax Cooperation).
1.128	“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.
1.129	“Personal Data” has the meaning set forth in Section 13.3.6 (Data Protection).
1.130	“Phase 1 Clinical Trial” means, with respect to a product, a Clinical Trial of such product designed to satisfy the requirements of 21 C.F.R. § 312.21(a), as amended from time to time, or the equivalent regulation in a foreign jurisdiction.
1.131	“Phase 2 Clinical Trial” means, with respect to a product, a Clinical Trial of such product, designed to satisfy the requirements of 21 C.F.R. § 312.21(b), as amended from time to time, or the equivalent regulation in a foreign jurisdiction.

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1.132	“Phase 3 Clinical Trial” means, with respect to a product, a Clinical Trial of such product designed to satisfy the requirements of 21 C.F.R. § 312.21(c), as amended from time to time, or the equivalent regulation in a foreign jurisdiction.
1.133	“Pivotal Trial” means, with respect to a product, any (a) Phase 3 Clinical Trial, or (b) other Clinical Trial (or any arm thereof) of a product on a sufficient number of patients, the results of which, together with prior data and information concerning such product, are intended to be or otherwise are sufficient without any additional Clinical Trial, to meet the evidentiary standard for demonstrating the safety, purity, efficacy, and potency of such active substance of such product established by a Regulatory Authority in any particular jurisdiction and that is intended to support, or otherwise supports, the filing of an application for Regulatory Approval by a Regulatory Authority in such jurisdiction (including any bridging study); provided, however, that a Clinical Trial will be a Pivotal Trial even where an additional Clinical Trial is required provided such additional Clinical Trial is conducted after the receipt of Regulatory Approval for such product, such as a post-marketing or confirmatory approval trial.
1.134	“Pre-Technology Transfer Activities” has the meaning set forth in Section 5.2.2 (Pre-Technology Transfer Activities).
1.135	“Pre-Technology Transfer License” has the meaning set forth in Section 4.2.1 (Pre-Technology Transfer License).
1.136	“Pre-Technology Transfer Period” means the period of time beginning upon dosing of first patient in Collaboration Trial with the Collaboration Product and expiring on the Option Exercise Date.
1.137	“Prosecution and Maintenance” or “Prosecute and Maintain”, with respect to a particular Patent Right, means all activities associated with the preparation, filing (including any election under the Unitary Patent Convention), prosecution and maintenance of such Patent Right (and patent application(s) derived from such Patent Right), as well as re-examinations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates and the like with respect to that Patent Right, together with the conduct of interferences, derivation proceedings, the defence of oppositions, defence of inter partes review (“IPR”) and other similar proceedings with respect to that Patent Right.
1.138	“Provided Materials” has the meaning set forth in Section 4.6 (Provided Materials).
1.139	“Publication” has the meaning set forth in Section 12.5 (Publication).
1.140	“Receiving Party” has the meaning set forth in Section 12.1 (Confidential Information).
1.141	“Recipient” has the meaning set forth in Section 10.10.2 (Tax Cooperation).
1.142	“Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of any Regulatory Authority, in each case that are necessary for the marketing and sale of a pharmaceutical or biologic product in a country or group of countries (including all pricing and reimbursement approvals required for sale of a product in such country or group of countries).
1.143	“Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the Exploitation of products, including the FDA and the EMA.

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1.144	“Regulatory Exclusivity” means, with respect to any country in the Territory and a Licensed Product, an exclusive marketing protection, other than Patent Right protection, granted by a Regulatory Authority for such Licensed Product in such country which confers an exclusive Commercialization period during which period Galapagos or its Affiliates or Sublicensees have the exclusive right to market and sell such Licensed Product in the Field in such country through a regulatory exclusivity right.
1.145	“Regulatory Materials” means all (a) applications (including all INDs and drug approval applications), registrations, licenses, authorizations, and approvals (including Regulatory Approvals), and all data contained in any of the foregoing, and (b) correspondence and reports submitted to or received from Regulatory Authorities (including adverse event files and complaint files, as well as minutes and official contact reports relating to any communications with any Regulatory Authority).
1.146	“Regulatory Milestone Event” has the meaning set forth in Section 10.4.2(a) (Regulatory Milestone Events and Payments).
1.147	“Regulatory Milestone Payment” has the meaning set forth in Section 10.4.2(a) (Regulatory Milestone Events and Payments).
1.148	“Review Period” has the meaning set forth in Section 12.5 (Publication).
1.149	“Royalties” has the meaning set forth in Section 10.5.1 (Royalty Rate).
1.150	“Royalty Rate” has the meaning set forth in Section 10.5.1 (Royalty Rate).
1.151	“Royalty Report” has the meaning set forth in Section 10.5.4 (Royalty Reports; Royalty Payments).
1.152	“Royalty Term” has the meaning set forth in Section 10.5.2 (Royalty Term).
1.153	“Rules” has the meaning set forth in Section 16.3.2(a) (Rules).
1.154	“Sales Milestone Event” has the meaning set forth in Section 10.4.3(a) (Sales Milestone Events and Payments).
1.155	“Sales Milestone Payment” has the meaning set forth in Section 10.4.3(a) (Sales Milestone Events and Payments).
1.156	“Seller” has the meaning set forth in Section 1.113 (Net Sales).
1.157	“Sole Prosecuted Patent” has the meaning set forth in Section 11.2.1 (Sole IP).
1.158	“Subcontractor” means a Third Party contractor engaged by a Party to perform certain obligations or exercise certain rights of such Party under this Agreement on a fee-for-service basis.
1.159	“Sublicensees” means a Third Party, other than a Subcontractor, that is granted by Galapagos a sublicense of, or other authorization or permission granted under, the license grants in Section 4.2 (License Grants to Galapagos).
1.160	“Tax” or “Taxes” means any form of tax or taxation, levy, duty, charge, social security charge, contribution, or withholding of whatever nature (including any related fine, penalty, surcharge or

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interest) imposed by, or payable to, any Governmental Authority, or any other local, state, federal or other fiscal, revenue, customs, or excise authority, body or official.
1.161	“Technology Transfer” means all activities set forth in the Technology Transfer Plan, or otherwise related thereto or in support thereof as determined in accordance with this Agreement.
1.162	“Technology Transfer Activities” has the meaning set forth in Section 5.3.1 (Technology Transfer Activities).
1.163	“Technology Transfer Deliverables” means the agreed data, materials, results, information, and other deliverables set forth in the Technology Transfer Plan, or otherwise arising in the performance of the Technology Transfer Activities.
1.164	“Technology Transfer Period” means the period of time beginning upon Option Exercise Date and expiring on the date that the last Technology Transfer Deliverable is delivered by Adaptimmune.
1.165	“Technology Transfer Plan” has the meaning set forth in Section 5.2.1 (Technology Transfer Plan).
1.166	“Term” has the meaning set forth in Section 14.1 (Term).
1.167	“Territory” means worldwide.
1.168	“Third Party” means any Person other than Galapagos, Adaptimmune, or any of their Affiliates.
1.169	“Third Party Claims” has the meaning set forth in Section 15.1 (Indemnification by Adaptimmune).
1.170	“Third Party Infringement Claim” has the meaning set forth in Section 11.4.1 (Notice).
1.171	“Tumor-Agnostic Licensed Product” means a Licensed Product that is Developed or Commercialized using a tumor-agnostic approach (i.e., to treat multiple tumors regardless of Indication).
1.172	“Valid Claim” means (a) a claim of any issued and unexpired Patent Right whose validity, enforceability, or patentability has not been affected by any of the following: (i) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, Governmental Authority, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal; or (b) a claim of a pending patent application included within a Patent Right that was filed and is being prosecuted in good faith and has not been abandoned, finally rejected, or finally disallowed without the possibility of appeal or refiling of the application; (***).
1.173	“VAT” means, within the EU, such Tax as may be charged in accordance with (but subject to derogations from) Directive 2006/112/EC and, outside the EU, value added Tax or any form of consumption Tax, as well as all other forms of Taxes charged on the supply of a good or a service, including sales Tax and goods and services Tax.
1.174	“Working Group” has the meaning set forth in Section 6.4 (Working Groups).

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ARTICLE 2
Collaboration
2.1.	General. During the Collaboration Period, the Parties will collaborate in the performance of the Collaboration.
2.2.	Collaboration Plan.
2.2.1	Collaboration Plan. The initial collaboration plan for the performance of the Collaboration is attached to this Agreement as Schedule 2.2 (“Collaboration Plan”). The Collaboration Plan will at all times include (a) the Collaboration Activities of each Party, (b) the agreed timelines for the conduct of the Collaboration, and (c) the Collaboration Deliverables, which shall in any event include the Collaboration Trial Data Package.
2.2.2	Amendments to the Collaboration Plan. Either Party or through the JPT both Parties jointly may propose to the JSC amendments to the then-current Collaboration Plan from time to time during the Collaboration Period, as such Party deems appropriate. The JSC will review, discuss, and determine whether to approve each proposed amendment to the Collaboration Plan, and, if approved, such amendment will become effective on the date approved by the JSC (or such other date as the JSC specifies, including such later date as set forth in Section 2.2.3 (Material Budget Increases)). Any JSC-approved amended Collaboration Plan will supersede the then-current Collaboration Plan for the applicable period.
2.2.3	(***)
2.3.	Collaboration Activities.
2.3.1	Galapagos Collaboration Activities. During the Collaboration Period, Galapagos will, solely itself or with or through an Affiliate or a Subcontractor engaged in accordance with Section 4.3 (Subcontracting), perform all activities allocated to it under the Collaboration Plan, or otherwise related to the Collaboration or in support thereof as determined in accordance with this Agreement, including (a) Manufacture and supply all quantities of the Collaboration Product reasonably requested by Adaptimmune and as necessary for Adaptimmune to conduct the Collaboration Trial, in accordance with Section 9.1 (Manufacturing and Supply of Collaboration Products), and (b) prepare and deliver all Collaboration Deliverables as set forth in the Collaboration Plan or otherwise determined in accordance with this Agreement (collectively, the “Galapagos Collaboration Activities”).
2.3.2	Adaptimmune Collaboration Activities. During the Collaboration Period, Adaptimmune will, itself or with or through an Affiliate or Subcontractor engaged in accordance with Section 4.3 (Subcontracting), perform all activities allocated to it under the Collaboration Plan, or otherwise related to the Collaboration or in support thereof as determined in accordance with this Agreement, including (a) Manufacture and supply all quantities of the Licensed TCR Vector reasonably requested by Galapagos and as necessary for Galapagos to Manufacture and supply the necessary Collaboration Product for Adaptimmune to conduct the Collaboration Trial (as set forth in Section 2.3.1 (Galapagos Collaboration Activities)), in accordance with Section 9.1 (Manufacturing and Supply of Collaboration Products), (b) sponsor and perform the Collaboration Trial, including in accordance with Section 8.1 (Responsibility for Regulatory Approvals); and (c) prepare and deliver all

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Collaboration Deliverables as set forth in the Collaboration Plan or otherwise determined in accordance with this Agreement, including the preparation and delivery of the Collaboration Trial Data Package in accordance with Section 2.6.2(b) (Collaboration Trial Data Package) (collectively, the “Adaptimmune Collaboration Activities”; and together with the Galapagos Collaboration Activities, the “Collaboration Activities”).
2.4.	Collaboration Costs. Subject to allocations between the Parties of Material Budget Increases as further described in Section 2.2.3 (Material Budget Increases), each Party will perform its Collaboration Activities at its own cost and expense, including that Galapagos will be responsible for the cost and expense of the Manufacture and supply of the Collaboration Product for use in the Collaboration Trial except that Adaptimmune will provide to Galapagos the Licensed TCR Vector contained in the Collaboration Product at its sole cost and expense.
2.5.	Diligence. Each Party will perform all of its Collaboration Activities in accordance with the Collaboration Plan and otherwise in accordance with this Agreement and the Clinical Supply Agreements (as applicable), and each Party will use all reasonable efforts to perform such Collaboration Activities in accordance with the agreed timelines for the conduct of the Collaboration. Each Party will obtain, maintain and use adequate resources to properly and timely perform its Collaboration Activities; (***).
2.6.	Collaboration Records and Reports.
2.6.1	Collaboration Records.
(a)	Records. During the Collaboration Period and for three years thereafter or longer if required under Applicable Laws, each Party will maintain written or electronic records of all Collaboration Activities performed by or on behalf of such Party and all Collaboration Results, in sufficient detail and in good scientific manner, appropriate for scientific, patent, and regulatory purposes and in compliance with Applicable Law, which records will be complete and properly reflect all work done and deliverables created and results achieved in the performance of its Collaboration Activities and generation of its Collaboration Results by or on behalf of such Party.
(b)	Access to Data. Without prejudice to each Party’s obligation to (i) prepare and deliver all Collaboration Deliverables as part of its Collaboration Activities and (ii) perform the Technology Transfer, during the Collaboration Period and until the end of the retention period set forth in Section 2.6.1(a) (Records), upon the reasonable written request of a Party, to the extent necessary to comply with Applicable Laws, the other Party will grant such Party access at a mutually convenient time during normal business hours and subject to appropriate confidentiality protocols to applicable databases or records maintained by the other Party in order for such requesting Party to review the raw data underlying any Collaboration Results; provided that such request includes a detailed description explaining why such access is necessary to comply with Applicable Laws.
2.6.2	Collaboration Reports.
(a)	Updates. The Adaptimmune Study Conduct Team will provide regular but not less than monthly reports related to the performance of the Collaboration Trial to the JPT and respond to reasonable requests from the JPT for additional information

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related to the progress of the Collaboration Trial to the extent such additional information is Controlled by Adaptimmune or its Affiliates.
(b)	Collaboration Trial Data Package. Adaptimmune will provide the Collaboration Trial Data Package to Galapagos as soon as reasonable possible after database lock of the Collaboration Trial. Galapagos will have (***) days after the date Adaptimmune provides the Collaboration Trial Data Package in which to review such Collaboration Trial Data Package. If Galapagos believes in good faith that any of the information required to be included in such Collaboration Trial Data Package is missing, then, during such (***)-day period, Galapagos will have the right to request in writing that Adaptimmune update such Collaboration Trial Data Package to include any such additional or missing information and deliver a revised Collaboration Trial Data Package. If Galapagos does not submit any such request during the (***)-day period, then the Collaboration Trial Data Package will be deemed to be a final and complete Collaboration Trial Data Package. If Galapagos does submit any such request during the (***)-day period, then the Collaboration Trial Data Package will not be considered final and complete until the information requested by Galapagos pursuant to this Section 2.6.2(b) (Collaboration Trial Data Package) is provided.
ARTICLE 3
LICENSE OPTION
3.1.	Option Grant. Subject to the terms and conditions of this Agreement, Adaptimmune, on behalf of itself and its Affiliates, hereby grants to Galapagos a one-time, fully paid-up, irrevocable, exclusive option during the Option Period to obtain the Exclusive License set forth in Section 4.2 (License Grants to Galapagos) (the “Option”) for (a) one Indication, (b) two Indications, or (c) all Indications; (***).
3.2.	Option Exercise. Galapagos will have the right to exercise the Option only once at any time during the Option Period by providing Adaptimmune written notice of such exercise specifying whether Galapagos is exercising the Option for (a) one Indication, (b) two Indications, or (c) all Indications and, if Galapagos is exercising the Option for only one or two Indications, naming the Indications with respect to which it is exercising the Option (the “Option Exercise Notice”), in which case, Galapagos will pay to Adaptimmune the applicable Option Exercise Fee in accordance with Section 10.3 (Option Exercise Fee) (the date upon which such Option Exercise Fee is paid by Galapagos to Adaptimmune, the “Option Exercise Date”). (***).
3.3.	Option Expiration. If (a) Galapagos does not deliver to Adaptimmune the Option Exercise Notice during the Option Period or (b) Galapagos elects, in its sole discretion, to deliver written notice to Adaptimmune of its election not to exercise its Option prior to the expiration of the Option Period, then, in each case ((a) or (b)), (i) the Option will expire, and (ii) this Agreement will automatically terminate, with such termination treated as a termination pursuant to Section 14.2.1 (Termination for Convenience) for all purposes of the Agreement (“Option Expiration”).
3.4.	(***)
ARTICLE 4
LICENSE GRANTS
4.1.	Mutual Collaboration License Grant. Subject to the terms and conditions of this Agreement (including Section 4.5 (No Implied Licenses; Retained Rights)), during the Collaboration Period,

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each Party, on behalf of itself and its Affiliates, hereby grants to the other Party and its Affiliates a limited, non-exclusive license without the right to grant sublicenses except as provided in Section 4.4.1 (Sublicensing of the Collaboration License and the Pre-Technology Transfer License) under the Know-How and Patent Rights Controlled by such Party or its Affiliates that are necessary for the performance of such other Party’s Collaboration Activities solely for such Party to perform such Collaboration Activities (the “Collaboration License”).
4.2.	License Grants to Galapagos.
4.2.1	Pre-Technology Transfer License. Subject to the terms and conditions of this Agreement (including Section 4.5 (No Implied Licenses; Retained Rights)), during the Technology Transfer Period, Adaptimmune, on behalf of itself and its Affiliates, hereby grants to Galapagos and its Affiliates a limited, non-exclusive license without the right to grant sublicenses except as provided in Section 4.4.1 (Sublicensing of the Collaboration License and the Pre-Technology Transfer License) under the Know-How and Patent Rights Controlled by Adaptimmune or its Affiliates that are necessary for the performance of Galapagos’ Pre-Technology Transfer Activities solely for Galapagos to perform such Pre-Technology Transfer Activities (the “Pre-Technology Transfer License”).
4.2.2	Exclusive License. Subject to the terms and conditions of this Agreement (including Section 4.5 (No Implied Licenses; Retained Rights)), effective upon the Option Exercise Date and continuing throughout the Term, Adaptimmune, on behalf of itself and its Affiliates, hereby grants to Galapagos and its Affiliates an exclusive (even as to Adaptimmune and its Affiliates) royalty-bearing license, with the right to grant sublicenses through multiple tiers solely in accordance with Section 4.4 (Sublicenses), (a) under the Adaptimmune CD8 IP to Develop, Manufacture, Commercialize, and otherwise Exploit Licensed Products in the Field in the Territory and (b) under the Adaptimmune Manufacturing IP to Develop, Commercialize, and otherwise Exploit Licensed Products Manufactured using the Galapagos Manufacturing Platform in the Field in the Territory (collectively, the “Exclusive License”).
4.2.3	Restrictions. (***).
4.3.	Subcontracting. Subject to the terms of this Section 4.3 (Subcontracting), each Party may engage Subcontractors to perform its activities hereunder without the other Party’s consent. The Party engaging a Subcontractor will remain responsible for the performance of the activities by such Subcontractors in accordance with the applicable terms of this Agreement. In all cases, any subcontract will require the Subcontractor to comply with confidentiality, non-disclosure and non-use provisions no less stringent than those contained in this Agreement with respect to Confidential Information of the other Party and to assign all Collaboration IP to the subcontracting Party and otherwise comply with the intellectual property provisions set forth in this Agreement.
4.4.	Sublicensing.
4.4.1	Sublicensing of the Collaboration License and the Pre-Technology Transfer License. Neither Party may grant any sublicense under the Collaboration License granted to it under Section 4.1 (Mutual Collaboration License Grant) without the prior written consent of the other Party other than to Subcontractors engaged by such Party to perform some portion of its Collaboration Activities. Galapagos may not grant any sublicense under the Pre-Technology Transfer License granted to it under Section 4.2.1 (Pre-Technology Transfer

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License) without the prior written consent of Adaptimmune, such consent not to be unreasonably withheld, conditioned or delayed.
4.4.2	Sublicensing of the Exclusive License. Galapagos may grant sublicenses (including the right to grant further sublicenses through multiple tiers) under the Exclusive License to Develop, Manufacture, Commercialize, and otherwise Exploit one or more Licensed Products to any of its Affiliates or any Sublicensee without the prior written consent of Adaptimmune; provided that any sublicense under the Exclusive License may only be granted in respect of Licensed Products Manufactured using the Galapagos Manufacturing Platform.
4.4.3	Sublicense Requirements. The sublicensing Party will ensure that all sublicenses granted in accordance with Section 4.4.1 (Sublicensing of the Collaboration License and the Pre-Technology Transfer License) and Section 4.4.2 (Sublicensing of the Exclusive License), in each case, are consistent with the applicable terms of this Agreement, including those related to the Adaptimmune Product Rights. Each Party will remain responsible and liable for the performance of all Sublicensees under their respective sublicensed rights to the same extent as if such activities were conducted by such Party. In no event will any sublicense relieve a Party of any of its obligations under this Agreement. No later than (***) days following the execution of any sublicense agreement by Galapagos of the licenses it receives under Section 4.4.2 (Sublicensing of the Exclusive License), Galapagos will deliver to Adaptimmune a copy of any executed sublicense agreement (redacted as necessary to protect confidential information that is not necessary for the other Party to confirm compliance with this Agreement).
4.5.	No Implied Licenses; Retained Rights.
4.5.1	No Implied Licenses. Except as expressly set forth herein, neither Party will acquire any license or other intellectual property interest, express or implied, whether by implication, estoppel, or otherwise, under or to any Patent Rights, Know-How, or other Intellectual Property owned or Controlled by the other Party. Neither Party will practice or exploit the Intellectual Property of the other Party licensed to it under this Agreement other than as expressly licensed in this Agreement. All rights not expressly granted by a Party under this Agreement are reserved by such Party and may be used by such Party for any purpose that does not violate the terms of this Agreement.
4.5.2	Retained Adaptimmune Product Rights.
(a)	Notwithstanding anything to the contrary in this Agreement (including the Collaboration License and Exclusive License), Adaptimmune retains the right to Develop, Manufacture, Commercialize, and otherwise Exploit, itself or through any Third Party, the Adaptimmune Product for the treatment of (a) the Indication of ovarian cancer in humans in the Territory and (b) any other Indication outside the Field in the Territory (the “Adaptimmune Product Rights”).
(b)	If Galapagos exercises the Option (***), Adaptimmune will not be required to wind down any Clinical Trials for platinum-resistant ovarian cancer (such as the SURPASS 3, Phase 2 Clinical Trial); (***).
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make the Adaptimmune Product available to patients on a compassionate use or expanded access basis for any Indication.
(d)	(***).
4.6.	Provided Materials. In connection with the activities set forth in the Collaboration Plan or otherwise under this Agreement, and subject to the timing and further terms specified in the Collaboration Plan or otherwise agreed to by the Parties, a Party (the “Materials Provider”) may need to transfer certain tangible biologic or chemical materials to the other Party (“Materials Recipient”) that are not otherwise delivered under a supply or other separate agreement between the Parties or their Affiliates (“Provided Materials”). In each such case, the Parties will agree in writing on the terms of such material transfer. In the event of such transfer, unless otherwise agreed in writing, the Materials Provider shall be responsible for obtaining all necessary approvals or filings as required under Applicable Laws for the exportation of any Provided Materials to the Materials Recipient, including to the extent required the obtaining of any consent for the use of human tissue material, and the Materials Recipient shall be responsible for obtaining all necessary approvals or filings as required under Applicable Laws for their importation and use by the Materials Recipient. The Materials Provider shall provide the Materials Recipient with the information in the Materials Provider’s possession reasonably required for the safe handling of the Provided Materials by the Materials Recipient, if applicable. Other than as expressly provided under this Agreement, (a) all Provided Materials will remain the sole property of the Materials Provider, (b) the Materials Recipient will use the Provided Materials only in the performance of its activities conducted in accordance with the Collaboration Plan or as otherwise agreed by the Parties, and Applicable Laws, (c) the Materials Recipient shall not attempt to determine in any way (by testing, decompiling, reverse engineering, inference or otherwise) the properties of the Provided Materials, unless to the extent required for the performance of its activities conducted in accordance with the Collaboration Plan or as otherwise agreed by the Parties, (d) the Materials Recipient will not use the Provided Materials for the benefit of or deliver the Provided Materials to any Third Party (other than permitted Subcontractors or Sublicensees) without the prior written consent of the Materials Provider, (e) the Materials Recipient will ensure that all Provided Materials are traceable, and accounted for as part of their processing (including through reconciliation, if applicable), and (f) the Materials Provider does not grant to the Materials Recipient or its Affiliates any rights or licenses in or to the Provided Materials. Following the end of the Collaboration Period if such Provided Materials were transferred for the purpose of the Collaboration, or such other time as agreed to between the Parties, then, as requested by the Materials Provider, the Materials Recipient must either return (to the extent such Provided Materials are capable of return and have not been substantially consumed through the Collaboration) or destroy the Provided Materials (including any duplicates, extracts, derivates or descendants thereof) in its possession, and certify such destruction to the Materials Provider in a written notice within (***) days after receipt of such request from Materials Provider. Except as expressly set forth in this Agreement. THE PROVIDED MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY IMPLIED REPRESENTATION OR WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.
ARTICLE 5
Technology Transfer
5.1.	General. During the Technology Transfer Period, the Parties will collaborate in the performance of the Technology Transfer.
5.2.	Pre-Technology Transfer Activities.

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5.2.1	Technology Transfer Plan. During the Pre-Technology Transfer Period, at the request of either Party, the Parties will agree on a technology transfer plan for the performance of the Technology Transfer (the “Technology Transfer Plan”). The Technology Transfer Plan will at all times include (a) the Technology Transfer Activities of each Party, (b) the agreed timelines for the conduct of the Technology Transfer, and (c) the Technology Transfer Deliverables.
5.2.2	(***).
5.3.	Technology Transfer Activities.
5.3.1	Technology Transfer Activities. During the Technology Transfer Period, each Party will, itself or with or through an Affiliate or Subcontractor engaged in accordance with Section 4.3 (Subcontracting), perform all activities set forth in the Technology Transfer Plan or otherwise required to enable the transition of the Collaboration Product and Collaboration Trial to Galapagos (“Technology Transfer Activities”); including, as further specified in the Technology Transfer Plan, the transfer to Galapagos of (***). The Technology Transfer Plan will also set forth any ongoing activities in relation to the Collaboration Trial which will transfer to Galapagos upon becoming sponsor of the Collaboration Trial (e.g., (***)); and confirmation of ongoing activities in relation to the Collaboration Trial to be performed by Adaptimmune (e.g., (***)).
5.3.2	Licensed TCR Vector Following the Option Exercise Date. (***). Further batches of Licensed TCR Vector can be requested by Galapagos following Option Exercise Date and for up to a maximum of (***)from Option Exercise Date. (***).
5.4.	Diligence. Each Party will perform all of its Technology Transfer Activities in accordance with the Technology Transfer Plan and otherwise in accordance with this Agreement and the Clinical Supply Agreements (if applicable), and each Party will use all reasonable efforts to perform such Technology Transfer Activities in accordance with the agreed timelines allocated for the conduct of the Technology Transfer.
5.5.	Technology Transfer Costs. Unless otherwise specified in this Article 5 (Technology Transfer) (including as set forth in Section 5.3.2 (Licensed TCR Vector Following the Option Exercise Date)), each Party will perform its Technology Transfer Activities at its own cost and expense.
ARTICLE 6
GOVERNANCE
6.1.	Alliance Managers. Promptly after the Effective Date, each Party will appoint a representative to act as its alliance manager under this Agreement during the longer of the Collaboration Period and the Technology Transfer Period (each, an “Alliance Manager”) by providing written notification to the other Party. The Alliance Managers will assist the JSC in performing its oversight responsibilities. In particular, each Alliance Manager will (a) identify and bring disputes to the attention of the JSC (or the Parties, as applicable) in a timely manner and be the point of first referral in all matters of conflict resolution; (b) provide a single point of communication for seeking consensus both internally within the Parties’ respective organizations and between the Parties regarding issues that arise in the performance of the Collaboration Activities and the Technology Transfer Activities; (c) plan and coordinate cooperative efforts and internal and external communications; and (d) take responsibility for ensuring that governance activities, such as the conduct of JSC meetings and drafting and securing approval of meeting minutes, occur as set forth

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in this Agreement and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed. Each Party’s Alliance Manager will have appropriate experience, knowledge, and authority within such Party’s organization with respect to the responsibilities allocated to Alliance Managers under this Agreement. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.
6.2.	Joint Steering Committee.
6.2.1	Establishment. Promptly, but no later than (***) days after the Effective Date, the Parties will establish a joint steering committee (“JSC”), which JSC will coordinate and oversee or monitor the Parties’ Collaboration Activities and Technology Transfer Activities. The JSC will have the responsibilities set forth herein and will dissolve upon the later of the end of the Collaboration Period or the Technology Transfer Period.
6.2.2	Membership. The JSC will consist of up to three representatives of each Party. Each Party will designate its JSC representatives within (***) days after the Effective Date. A Party may change one or more of its JSC representatives from time to time in its sole discretion, effective upon written notice to the other Party of such change. A Party’s representatives to the JSC will have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Collaboration Activities and Collaboration Plan, and the Technology Transfer Activities and the Technology Transfer Plan, and will have supervisory responsibilities within such Party’s organization with respect to performance of the Collaboration Activities and the Technology Transfer Activities. The Parties respective Alliance Managers may also attend all JSC meetings as non-voting observers.
6.2.3	Specific Responsibilities of the JSC. The responsibilities of the JSC will be to:
(a)	discuss, review, and determine whether to approve any amendment to the Collaboration Plan as provided in Section 2.2.2 (Amendments to the Collaboration Plan);
(b)	discuss, review, and determine whether to approve any amendment to the Technology Transfer Plan;
(c)	discuss and determine the amount each Party will bear with respect to a Material Budget Increase;
(d)	share data information relating to Adaptimmune’s SURPASS family of Clinical Trials;
(e)	oversee the overall strategic relationship between the Parties;
(f)	review and discuss the Collaboration Trial Data Package;
(g)	review, discuss, and resolve matters of disagreement escalated to it by the JPT; and
(h)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
6.2.4	JSC Meetings.

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(a)	The JSC will meet regularly in accordance with a schedule agreed to by the Parties but no less than once every Calendar Quarter, or otherwise on an ad-hoc basis as reasonably requested by either Party. No later than (***) Business Days prior to any regular meeting of the JSC, the Alliance Managers will jointly prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, prior to such meeting so long as the other Party consents to such later additional of such agenda items. The JSC will agree on a chairperson, such chairperson will rotate between Galapagos and Adaptimmune on a meeting-by-meeting basis. The JSC may meet in person or by means of teleconference, internet conference, videoconference, or other similar communications equipment. Each Party will bear its own travel, lodging and telecommunication expenses related to participation in and attendance at such meetings by its JSC representatives.
(b)	Each Party may invite non-voting observers to attend any JSC meeting; provided that any such observers who are not employees of either Party or its Affiliates may only attend with the prior written consent of the other Party, which consent will not be unreasonably withheld. All such observers will be bound by confidentiality, non-disclosure and non-use obligations similar to those contained in Article 12 (Confidentiality; Publication), or which are otherwise acceptable to both Parties.
(c)	Galapagos’ Alliance Manager and Adaptimmune’s Alliance Manager will alternate responsibility for preparing written reasonably detailed draft minutes of each meeting of the JSC, and will provide the draft minutes to the Alliance Manager of the other Party within (***) Business Days after such meeting to coordinate review and approval by such other Party’s JSC members, which such JSC members will provide any comments within (***) Business Days of receipt of such written draft minutes. The Parties will limit the content of such minutes to factual statements regarding the status and results of work under the Collaboration Plan and of any actions proposed or decisions made by the JSC. The Parties will refrain from including any opinions or other extraneous content in such minutes. The JSC minutes will become official when approved by the JSC at the next regularly scheduled JSC meeting, it being understood that actionable items approved and directed by the JSC will commence notwithstanding the formal approval of JSC minutes. Any discrepancies or disputes with respect to the content of JSC minutes will be resolved by the Parties prior to being presented at a JSC meeting for approval.
6.3.	Joint Project Team.
6.3.1	Formation and Purpose of the JPT. Promptly, but no later than (***) days after the Effective Date, the Parties will establish a joint project team (the “JPT”) to monitor, coordinate, facilitate information exchange, and otherwise oversee the Collaboration Activities and the Technology Transfer Activities. The JPT will be a subcommittee of the JSC and will have the responsibilities set forth in this Section 6.3 (Joint Project Team).
6.3.2	Membership. The JPT will consist of an equal number of representatives from each Party, and will include at least one representative from each Party’s clinical, regulatory (if necessary, based on agenda items), and manufacturing/CMC functions, and such other functions as agreed upon between the Parties. Each Party will designate its JPT representatives within (***) days after the Effective Date. Each Party may change one or

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more of its JPT representatives from time to time in its sole discretion, effective upon written notice to the other Party of such change. The Parties respective Alliance Managers may also attend all JPT meetings as non-voting observers.
6.3.3	Specific Responsibilities of the JPT. The responsibilities of the JPT will be to:
(a)	oversee the performance of Collaboration Activities and the Technology Transfer Activities and review and discuss the progress of the Collaboration and the Technology Transfer;
(b)	prepare joint proposals for amendments to the Collaboration Plan to be presented to the JSC;
(c)	prepare joint proposals for amendments to the Technology Transfer Plan to be presented to the JSC;
(d)	share information relating to the Collaboration Plan and each Party’s clinical programs as relevant to the Collaboration (including for Adaptimmune, its SURPASS family of Clinical Trials); and
(e)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.
6.3.4	JPT Meetings.
(a)	The JPT will meet regularly as agreed between the Parties, or otherwise on an ad-hoc basis as reasonably requested by either Party. No later than (***) Business Days prior to any regular meeting of the JPT, the Alliance Managers will jointly prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, prior to such meeting so long as the other Party consents to such later additional of such agenda items. The JPT may meet in person or by means of teleconference, internet conference, videoconference, or other similar communications equipment. Each Party will bear its own travel, lodging and telecommunication expenses related to participation in and attendance at such meetings by its JPT representatives.
(b)	Each Party may invite non-voting observers to attend any JPT meeting; provided that any such observers who are not employees of either Party or its Affiliates may only attend with the prior written consent of the other Party, which consent will not be unreasonably withheld. All such observers will be bound by confidentiality, non-disclosure and non-use obligations similar to those contained in Article 12 (Confidentiality; Publication), or which are otherwise acceptable to both Parties.
(c)	Galapagos’ Alliance Manager and Adaptimmune’s Alliance Manager will alternate responsibility for preparing written reasonably detailed draft minutes of each meeting of the JPT, and will provide the draft minutes to the Alliance Manager of the other Party within (***) Business Days after such meeting to coordinate review and approval by such other Party’s JPT members, which such JPT members will provide any comments within five Business Days of receipt of such written draft minutes. The Parties will limit the content of such minutes to factual statements regarding the status and results of the Collaboration Trial and of

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any actions proposed or decisions made by the JPT. The Parties will refrain from including any opinions or other extraneous content in such minutes. The JPT minutes will become official when approved by the JPT at the next regularly scheduled JPT meeting, it being understood that actionable items approved and directed by the JPT will commence notwithstanding the formal approval of JPT minutes. Any discrepancies or disputes with respect to the content of JPT minutes will be resolved by the Parties prior to being presented at a JPT meeting for approval.
6.4.	Working Groups. From time to time, either Party may propose that the JSC or JPT establish and delegate duties to other joint committees, subcommittees or directed teams (each, a “Working Group”) on an “as needed” basis to oversee particular projects or activities, which may include activities under the Collaboration Plan or the Technology Transfer Plan, which delegations will be reflected in the minutes of the meetings of the JSC or JPT, as applicable. Such Working Groups may be established on an ad hoc basis for purposes of a specific project, for the life of the Collaboration Period or Technology Transfer Period (as relevant), or on such other basis as the JSC or JPT, as applicable, may determine, and will be constituted and will operate as the JSC or JPT, as applicable, may determine; provided that each Working Group will have equal representation from each Party and decision-making (if any) will be by consensus. Each Working Group and its activities will be subject to the direction, review, and approval of, and will report to, the JSC or JPT, as appliable. The Alliance Managers will prepare for approval by the JSC or JPT, as applicable, a charter for each Working Group, which charter will reflect the agreed upon scope of activities for each Working Group. In no event will the authority of the Working Group exceed that specified for the JSC in Section 6.2 (Joint Steering Committee) or the JPT in Section 6.3 (Joint Project Team), as applicable.
6.5.	Decision-Making.
6.5.1	General. Except as otherwise expressly set forth in this Agreement, the phrase “determine,” “confirm,” “approve,” or “determine whether to approve” by the JSC or JPT, as applicable, will mean approval in accordance with this Section 6.5 (Decision-Making).
6.5.2	Within any Working Group. If any Working Group does not reach agreement with respect to a matter within (***) Business Days after first attempting to resolve such matter, it will be elevated to the JPT, which will meet as soon as possible thereafter for discussion and resolution of the matter.
6.5.3	Within the JPT. At the JPT, each Party’s representatives will, collectively, have (***)vote in all decisions within the JPT’s purview, and the JPT will make all decisions by (***) vote; provided that in the event that the JPT does not reach agreement with respect to a matter within (***) Business Days after first attempting to resolve such matter, it will be elevated to the JSC, which will meet as soon as possible thereafter for discussion and resolution of the matter.
6.5.4	Within the JSC; Escalation. At the JSC, each Party’s representatives will, collectively, have (***) vote in all decisions within the JSC’s purview, and the JSC will make all decisions by (***) vote; provided that in the event that the JSC cannot reach, despite using good faith efforts, a unanimous vote with respect to any decision within its purview within (***) Business Days after first attempting to resolve such matter at the JSC, then either Party may refer such dispute to the Executive Officers for resolution, and the Executive Officers will attempt to resolve the matter in good faith.

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6.5.5	Final Decision-Making Authority. If the Executive Officers do not reach consensus with respect to a matter within (***) Business Days after the date on which such matter is referred to the Executive Officers (unless a longer period is agreed to by the Parties), then:
6.6.	(***)Limitations on Authority. The Alliance Managers, the JSC, the JPT, and each Working Group have only the powers assigned expressly to them in this Article 6 (Governance) and elsewhere in this Agreement (or in the case of a Working Group, as expressly assigned to it by the JSC or JPT). Each Party retains the rights, powers, and discretion granted to it under this Agreement and neither Party may delegate or vest such rights, powers, or discretion in the Alliance Managers, the JSC, JPT, or any Working Group, unless expressly provided for in this Agreement or the Parties expressly so agree in writing. The JSC and JPT will not have the power to (a) amend, waive, or modify any term of this Agreement, (b) give any consents or notifications required to be given by or to either Party under the Agreement, or (c) enter into or give any legal commitments on behalf of either Party, including in relation to amendments to the Collaboration Trial Data Package and agreement to the initial Technology Transfer Plan. It is understood and agreed that issues to be formally decided by the JSC and JPT are limited to those specific issues that are expressly provided in this Agreement to be decided by the JSC or JPT, as applicable, and no decision of the JSC or JPT will be in contravention of any terms and conditions of this Agreement or of Applicable Laws.
ARTICLE 7
DEVELOPMENT AND COMMERCIALIZATION
7.1.	General. Following the Option Exercise Date and subject to completion of the required Technology Transfer under Section 5.3 (Technology Transfer Activities), Galapagos will (a) be solely responsible, at its sole cost and expense, through itself, its Affiliates, or Sublicensees, for all Development and Commercialization activities related to the Licensed Products in Field in the Territory, and for clarity, will have the sole decision-making authority with respect to the foregoing activities, and (b) own all clinical data, Regulatory Materials, and Regulatory Approvals, including, for clarity, all INDs for the Licensed Products arising from the conduct of such activities described in subclause (a) by Galapagos, its Affiliates, or Sublicensees.
7.2.	Diligence Obligations. Following the Option Exercise Date, Galapagos will use Commercially Reasonable Efforts to Develop, obtain and maintain Regulatory Approval for, and Commercialize Licensed Product(s) in (a) the Indication(s) within the Field with respect to which Galapagos exercised its Option, if Galapagos exercises its Option for either one or two Indications, or (b) (i) three Indications within the Field or (ii) (***), then within the Field, in each case ((i) and (ii)) if Galapagos exercises its Option for all Indications, in each case ((a) and (b)), in each of the United States, and either two of the five Major European Countries or Japan.
7.3.	Progress Reports. At the end of every (***) period following the Option Exercise Date, Galapagos will provide to Adaptimmune a report summarizing (a) the Development and Commercialization activities of Galapagos, its Affiliates, and Sublicensees, and (b) regulatory events related to the Licensed Product, in each case (a) and (b), for such preceding (***) period. In addition, following the Option Exercise Date, in the first such summary report of each Calendar Year, Galapagos will provide Adaptimmune a Development plan setting forth the Development activities anticipated to be conducted for each Licensed Product by Galapagos, its Affiliates, and Sublicensees for the subsequent Calendar Year. Each report set forth in this Section 7.3 (Progress Reports) will contain sufficient detail for Adaptimmune to assess whether (a) Galapagos is complying with its diligence obligations set forth in Section 7.2 (Diligence Obligations), and (b) any Milestone Events have been achieved or are anticipated to be achieved in the next reporting period.

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ARTICLE 8
REGULATORY
8.1.	Responsibility for Regulatory Approvals.
8.1.1	Adaptimmune Regulatory Responsibilities. As part of its Collaboration Activities, Adaptimmune (or its Affiliates or other designees) will (a) prepare, obtain, and maintain the IND for the Collaboration Product in the Collaboration Trial, and (b) conduct communications with Regulatory Authorities for the Collaboration Product in the Collaboration Trial. As part of its Collaboration Activities, Galapagos will provide, (***), support and assistance to Adaptimmune, as may be reasonably requested by Adaptimmune in preparing, obtaining, and maintaining such IND for the Collaboration Product in the Collaboration Trial, including by providing correct and accurate documentation describing the Galapagos Manufacturing Platform. Any description of the Galapagos Manufacturing Platform to be included in (i) the application for the IND for the Collaboration Product in the Collaboration Trial; or (ii) any other Regulatory Materials filed in respect of the Collaboration Product and/or Collaboration Trial, will be subject to Galapagos’ prior written approval. As between the Parties, Adaptimmune will own the IND for the Collaboration Product in the Collaboration Trial, which will be the sole property of and held in the name of Adaptimmune (or its Affiliate or other designee). (***)
8.1.2	Galapagos Regulatory Responsibilities. Following the Option Exercise Date and subject to completion of the Technology Transfer under Section 5.3 (Technology Transfer Activities), Galapagos (or its Affiliates or other designees) will have the sole right to (i) prepare, obtain, and maintain Regulatory Approvals and other Regulatory Materials for Licensed Products in the Field in the Territory (including the setting of the overall regulatory strategy therefor), and (ii) conduct communications with Regulatory Authorities for Licensed Products in the Field in the Territory. Adaptimmune will provide reasonable support and assistance to Galapagos as may be reasonably requested by Galapagos, in preparing, obtaining, and maintaining Regulatory Approvals and other Regulatory Materials for Licensed Products. (***)
8.2.	Interactions with Regulatory Authorities.
8.2.1	Adaptimmune Rights. During the Collaboration Period, Adaptimmune (or its Affiliates or other designees) will have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to the IND for the Collaboration Product in the Collaboration Trial; provided that as and to the extent reasonably requested by Adaptimmune, Galapagos will, (***), interact with Regulatory Authorities (including making such regulatory filings and performing such other regulatory functions) in connection with such IND for the Collaboration Product in the Collaboration Trial. Adaptimmune will share with Galapagos any material correspondence with Regulatory Authorities with respect to the Collaboration Trial and will also share with Galapagos any draft responses to any material correspondence for review (to the extent reasonably possible). Notwithstanding the foregoing, any communication or interaction with the Regulatory Authorities (including any response to any correspondence with the Regulatory Authorities) directly related to the Galapagos Manufacturing Platform will be subject to Galapagos’ prior written approval (to the extent reasonably possible).
8.2.2	Galapagos Rights. Following the Option Exercise Date and subject to completion of the Technology Transfer under Section 5.3 (Technology Transfer Activities), Galapagos (or

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its Affiliates or other designees) will have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to any Licensed Product, including with respect to preparing, obtaining and maintaining any Regulatory Approvals and other Regulatory Materials in connection therewith; provided that Adaptimmune will provide reasonable support and assistance to Galapagos as may be reasonably requested by Galapagos, in preparing, obtaining and maintaining Regulatory Approvals and other Regulatory Materials for Licensed Products. (***).
8.2.3	Safety Information Exchange. Each Party will fulfill its requirements for pharmacovigilance regulatory compliance. A mutually agreed pharmacovigilance agreement will be signed between the Parties, detailing each Party’s responsibilities. This will be done at the latest before the start of the Collaboration Trial. For the avoidance of doubt, for any pharmacovigilance matters (including in relation to safety data) the pharmacovigilance agreement shall take precedence over this Agreement.
8.3.	Adaptimmune Product. For the avoidance of doubt, during the Term, Adaptimmune (or its Affiliates or other designees) will have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to Adaptimmune’s Development and other Exploitation of the Adaptimmune Product.
ARTICLE 9
MANUFACTURING
9.1.	Manufacturing and Supply of Collaboration Products.
9.1.1	Collaboration Product. As part of its Collaboration Activities, Galapagos, either itself or through its Affiliates or Third Parties, will Manufacture (and will control all aspects of the Manufacturing of) and supply the Collaboration Product (except for the Licensed TCR Vector as provided for in Section 9.1.2 (Licensed TCR Vector)). Galapagos will be responsible for such Manufacturing and all associated Manufacturing activities, including deployment and maintenance of the Galapagos Manufacturing Platform, in compliance with all Applicable Laws (including, for clarity, all regulatory and quality requirements) and the applicable Clinical Supply Agreement.
9.1.2	Licensed TCR Vector. As part of its Collaboration Activities, Adaptimmune, either itself or through its Affiliates or Third Parties, will Manufacture (and will control all aspects of the Manufacturing of) and supply the Licensed TCR Vector for use in the Manufacturing of the Collaboration Products by Galapagos. Adaptimmune will be responsible for such Manufacturing and all associated Manufacturing activities in compliance with all Applicable Laws (including, for clarity all regulatory and quality requirements) and the applicable Clinical Supply Agreement.
9.1.3	Clinical Supply Agreement. As soon as reasonably possible after the Effective Date, the Parties will negotiate in good faith and enter into clinical supply agreements (together with the corresponding quality agreement, the “Clinical Supply Agreement”), pursuant to which, during the Collaboration Period, (a) Adaptimmune will Manufacture and supply the Licensed TCR Vector, and (b) Galapagos will Manufacture and supply the Collaboration Product. The terms of the Clinical Supply Agreement will (i) be consistent with the terms of this Agreement, and (ii) incorporate customary supply terms including remedies in the event of supply shortfalls, shipment, and delivery terms for the Licensed TCR Vector and the Collaboration Product.

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9.2.	Manufacture and Supply of Licensed Products. Following the Option Exercise Date and subject to completion of the required Technology Transfer under Section 5.3 (Technology Transfer Activities), Galapagos, either itself or with or through Third Party(ies), will be solely responsible for, at its own cost and expense, the Manufacture of the Licensed TCR Vector and the Licensed Products for the Exploitation of the Licensed Products (including for use in Clinical Trials) in the Field in the Territory. For the Manufacture of the Licensed TCR Vector, Galapagos may elect to either Manufacture the Licensed TCR Vector itself or by any of its Affiliates or, subject to Section 4.3 (Subcontracting), to have the Licensed TCR Vector Manufactured by a Third Party contract manufacturer selected by Galapagos and reasonably acceptable to Adaptimmune (such acceptance not to be unreasonably withheld, conditioned, or delayed). Approval of such Third Party contract manufacturer may be requested by Galapagos as part of the Pre-Technology Transfer Activities. Notwithstanding anything herein to the contrary, Adaptimmune will retain the right to conduct and remain responsible for all manufacturing activities necessary for the exploitation of its Adaptimmune Product Rights.
ARTICLE 10
FINANCIAL TERMS
10.1.	Upfront Payment. Within 10 Business Days following the Effective Date, Galapagos will pay Adaptimmune a non-refundable, non-creditable, one-time payment of $70,000,000.
10.2.	Development Fees. Galapagos will pay Adaptimmune a non-refundable, non-creditable, one-time payment of (a) $15,000,000 within (***) Business Days following the Effective Date and (b) $15,000,000 within (***) days following receipt of written confirmation from Adaptimmune that the first patient was infused with the Collaboration Product in the Collaboration Trial (such payments together being the “Development Fee”), which confirmation may be provided to the JSC as an update in the applicable JSC meeting or in accordance with Section 16.11 (Notices).
10.3.	Option Exercise Fee. Within (***) Business Days following Galapagos’ delivery to Adaptimmune of the Option Exercise Notice, Galapagos will pay Adaptimmune a non-refundable, non-creditable, one-time payment of (a) $(***) if Galapagos exercises the Option for one Indication, (b) $(***) if Galapagos exercises the Option for two Indications, or (c) $100,000,000 if Galapagos exercises the Option for all Indications (in each case, the “Option Exercise Fee”).
10.4.	Milestones.
10.4.1	Development Milestones.
(a)	Development Milestone Events and Payments. Upon the first achievement by Galapagos, its Affiliate, or Sublicensee of a development milestone event set forth in Table 10.4.1 (each such event, a “Development Milestone Event”), Galapagos will pay to Adaptimmune the corresponding one-time, non-refundable development milestone payment (each such payment, a “Development Milestone Payment”).
Table 10.4.1 – Development Milestone Events and Payments
Development Milestone Event	Development Milestone Payment
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

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(***)	(***)
(***)	(***)
(***)	(***)

* (***)

** (***)

(b)	Notification of Achievement and Payment. Galapagos will notify Adaptimmune upon the first achievement of each Development Milestone Event and pay Adaptimmune the corresponding Development Milestone Payment within (***) days following such achievement by Galapagos or any of its Affiliates or Sublicensees. Each Development Milestone Payment will be payable only once on the first occurrence of the corresponding Development Milestone Event for the first Licensed Product, regardless of the number of Licensed Products that achieve such applicable Development Milestone Event. In no event will the aggregate Development Milestone Payments payable under Section 10.4.1(a) (Development Milestone Events and Payments) exceed $(***).
(c)	Skipped Development Milestones. If, at any time, the achievement of a later Development Milestone Event has occurred with respect to the first Licensed Product for a specific Indication, and any preceding Development Milestone Event for such first Licensed Product in such country for such Indication has not yet been achieved, become due, or been paid, then each such skipped Development Milestone Payment will become due and payable concurrently with Development Milestone Payment corresponding to such subsequent Development Milestone Event that has been achieved for such first Licensed Product in such country for such Indication. For example, if Development Milestone Event #5 has been achieved but Development Milestone Event #2 has not been achieved, then, upon achievement of Development Milestone Event #5, the Development Milestone Payment corresponding to both Development Milestone Event #2 and Development Milestone Event #5 will become due and payable by Galapagos to Adaptimmune.
(d)	(***)
10.4.2	Regulatory Milestones.
(a)	Regulatory Milestone Events and Payments. Upon the first achievement by Galapagos, its Affiliate, or Sublicensee of a regulatory milestone event set forth in Table 10.4.2 (each such event, a “Regulatory Milestone Event”), Galapagos will pay to Adaptimmune the corresponding one-time, non-refundable regulatory milestone payment (each such payment, a “Regulatory Milestone Payment”). For purposes of this Section 10.4.2(a) (Regulatory Milestone Events and Payments) “Regulatory Approval” will mean the earlier of (i) receipt of pricing and reimbursement approval from the applicable Regulatory Authority and (ii) three months following receipt of Regulatory Approval (excluding pricing and reimbursement approval) from the applicable Regulatory Authority.
Table 10.4.2 – Regulatory Milestone Events and Payments
Regulatory Milestone Event	Regulatory Milestone Payment
(***)	(***)

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(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)
(b)	Notification of Achievement and Payment. Galapagos will notify Adaptimmune upon the first achievement of each Regulatory Milestone Event and pay Adaptimmune the corresponding Regulatory Milestone Payment within (***) days following such achievement by Galapagos or any of its Affiliates or Sublicensees. Each Regulatory Milestone Payment will be payable only once on the first occurrence of the corresponding Regulatory Milestone Event for the first Licensed Product, regardless of the number of Licensed Products that achieve such applicable Regulatory Milestone Event. In no event will the aggregate Regulatory Milestone Payments payable under Section 10.4.2(a) (Regulatory Milestone Events and Payments) exceed $(***).
(c)	(***)
10.4.3	Sales Milestones.
(a)	Sales Milestones Events and Payments. Upon the first achievement by Galapagos, its Affiliate, or Sublicensee of a sales milestone event set forth in Table 10.4.3 (each such event, a “Sales Milestone Event”), Galapagos will pay to Adaptimmune the corresponding one-time, non-refundable sales milestone payment (each such payment, a “Sales Milestone Payment”).
Table 10.4.3 – Sales Milestone Events and Payments
Sales Milestone Event	Milestone Payment
(***)	(***)
(***)	(***)
(***)	(***)

(b)	Notification of Achievement and Payment. Galapagos will notify Adaptimmune within (***) days after the end of the Calendar Quarter in which the applicable Sales Milestone Event is first achieved and pay Adaptimmune the corresponding Sales Milestone Payment within (***) days following the end of the applicable Calendar Quarter. Each of the Sales Milestone Payments will be payable only once during the Term regardless of the number of times such milestone is achieved. In no event will the aggregate Sales Milestone Payments payable under Section 10.4.3(a) (Sales Milestone Events and Payments) exceed $(***).
(c)	Achievement of Multiple Sales Milestone Events. In the event that more than one of the Sales Milestone Events set forth in Table 10.4.3 is exceeded in the same Calendar Year, Galapagos will pay to Adaptimmune each separate Sales Milestone Payment with respect to each such Sales Milestone Event that is exceeded during

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such Calendar Year, to the extent such Sales Milestone Payments have not already been paid with respect to a previous Calendar Year.
10.5.	Royalties.
10.5.1	Royalty Rate. During the Royalty Term with respect given Licensed Product in a given country, subject to the terms and conditions of this Agreement, Galapagos will pay to Adaptimmune, for each Calendar Year, a tiered royalty (“Royalties”) on aggregate annual Net Sales of all Licensed Products across all Indications in the Field in the Territory, equal to the portions of Net Sales of such Licensed Products as set forth in Table 10.5 multiplied by the percentage of the applicable royalty rate for such portion (“Royalty Rate”) set forth in Table 10.5 below.
Table 10.5 – Royalty Rates
Portion of Aggregate Annual Net Sales of all Licensed Products in the Territory	Royalty Rate
(***)	(***)
(***)	(***)
(***)	(***)
(***)	(***)

10.5.2	(***)Royalty Term. On a Licensed Product-by-Licensed Product and country-by-country basis, Galapagos will pay Adaptimmune the Royalties as set forth in Section 10.5.1 (Royalty Rate) during the period beginning on the date of the First Commercial Sale of such Licensed Product in such country and continuing until the latest to occur of (a) (***) years after the First Commercial Sale of such Licensed Product in such country, (b) the expiration of the last-to-expire Valid Claim of any Adaptimmune CD8 Licensed Patent Right which is also part of the Existing Licensed Patent Rights (including all Patent Rights that claim priority to or share common priority with such Existing Licensed Patent Rights) Covering such Licensed Product or the Licensed TCR (or any part of such Licensed TCR), in such country, and (c) expiration of all Regulatory Exclusivity for such Licensed Product in such country (such period, the “Royalty Term”). Subject to the terms and conditions herein, after expiration of the Royalty Term for a Licensed Product in a given country, no further Royalties will be payable in respect of sales of such Licensed Product in such country and thereafter all licenses and rights granted by Adaptimmune to Galapagos under this Agreement with respect to such Licensed Product in such country will automatically become fully paid-up, royalty-free, perpetual, and irrevocable.
10.5.3	Royalty Reductions; Royalty Floor.
(a)	Lack of Valid Claim. Subject to Section 10.5.3(d) (Cumulative Royalty Reductions), on a Licensed Product-by-Licensed Product basis in the United States, if during any Calendar Quarter during the Royalty Term, all Valid Claims of any Adaptimmune CD8 Licensed Patent Right which is also part of the Existing Licensed Patent Rights Covering such Licensed Product or the Licensed TCR (or any part of such Licensed TCR) have expired in the United States in accordance with Section 10.5.2(b) but the Royalty Term remains effective under Section 10.5.2(a) and/or (c), then solely for the purpose of calculating the Royalties due under this Section 10.5 (Royalties) the applicable Net Sales with respect to such Licensed Product in the United States will be deemed to be reduced by (***) for the applicable Calendar Quarter.

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(b)	Biosimilar Product. Subject to Section 10.5.3(d) (Cumulative Royalty Reductions), on a Licensed Product-by-Licensed Product and country-by-country basis, if, during any four consecutive Calendar Quarters during the Royalty Term for such Licensed Product in such country, one or more Biosimilar Products are being marketed or sold in such country and such Biosimilar Products, by unit equivalent volume, exceed (***) of the aggregate market share of such Licensed Product together with all such Biosimilar Products (based on the number of units of such Licensed Product and such Biosimilar Products in the aggregate sold in such country prior to such four Calendar Quarters, as reported by a well-known reporting service mutually agreed by the Parties), then, solely for the purpose of calculating the Royalties due under this Section 10.5 (Royalties), the Net Sales with respect to such Licensed Product in such country will be deemed to be reduced by (***) for so long as the requirements set forth in this Section 10.5.3(b) (Biosimilar Products) are satisfied.
(c)	Third Party Rights. Subject to Section 10.5.3(d) (Cumulative Royalty Reductions), if Galapagos enters into any agreement with a Third Party to obtain a license or other rights to Patent Rights and Know-How related to such Patent Rights from such Third Party that Covers the Licensed Product, the Licensed TCR or the Licensed TCR Vector (or any part of the Licensed Product, the Licensed TCR or the Licensed TCR Vector), excluding however any license or other rights required for the use of the Galapagos Manufacturing Platform or any Licensed TCR Vector Manufacturing process other than the Adaptimmune Licensed TCR Vector Manufacturing process, in the Field in a country in the Territory, then, Galapagos may reduce Royalties otherwise payable to Adaptimmune for Net Sales of such Licensed Product in the Field in such country by (***) of the royalties paid to such Third Party pursuant to such agreement in such Calendar Quarter.
(d)	Cumulative Royalty Reductions. In no event will the Royalties due to Adaptimmune in any Calendar Quarter with respect to any Licensed Product in the Field in a country in the Territory be reduced by more than (***) as a result of the operation of the reductions contemplated by Section 10.5.3(a) (Lack of Valid Claim), Section 10.5.3(b) (Biosimilar Product), and Section 10.5.3(c) (Third Party Rights) compared to what such Royalties would have been in such Calendar Quarter in such country without such reductions.
10.5.4	Royalty Reports; Royalty Payments. During the Royalty Term, following the First Commercial Sale of a Licensed Product, Galapagos will, within (***) days following the end of each Calendar Quarter, provide to Adaptimmune a written report for such Calendar Quarter setting forth, on a Licensed Product-by-Licensed Product and country-by-country basis, (i) the amount of Net Sales and gross sales of each Licensed Product made by Galapagos and its Affiliates and Sublicensees during such Calendar Quarter for which Royalties are payable, (ii) the number of Licensed Products sold, (iii) Royalties (in Dollars) due on Net Sales for such Calendar Quarter, and (iv) the exchange rate used to calculate the Royalty amount (“Royalty Report”). Galapagos will pay all Royalties due under this Agreement with respect to a Calendar Quarter at the same time the applicable Royalty Report is due.
10.6.	Records and Audits. Galapagos and its Affiliates and Sublicensees will maintain complete and accurate records in sufficient detail to permit Adaptimmune to, or have an independent certified public accountant selected by Adaptimmune to, confirm the accuracy of the calculation of any

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payment under this Agreement. Upon reasonable prior notice, such records will be available during regular business hours for a period of (***) years from the end of the Calendar Year concerned for examination at Adaptimmune’s expense, and not more often than once each Calendar Year, by an independent certified public accountant selected by Adaptimmune and reasonably acceptable to Galapagos (which acceptance will not be unreasonably withheld), for the sole purpose of verifying the accuracy of the financial reports furnished by Galapagos pursuant to this Agreement. Any such auditor will not disclose Confidential Information of Galapagos, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Galapagos or the amount of payments due under this Agreement. For clarity, the auditor will disclose the Confidential Information of Galapagos to Adaptimmune only to the extent necessary to confirm calculation of payments under this Agreement, as applicable. Adaptimmune will provide Galapagos with a copy of audit report within (***) days from its receipt of such audit report from the accountant. Any amounts shown to be owed but unpaid will be paid within (***) days from the receipt of the copy of audit report by Galapagos, plus interest (as set forth in Section 10.7 (Late Payments)) from the original due date. Any amounts shown to have been overpaid will be creditable and refunded within (***) days from the accountant’s report. Adaptimmune will bear the full cost of such audit unless such audit discloses an underpayment of the amount actually owed during the applicable Calendar Year of more than (***) of the amounts actually owed, in which case Galapagos will bear the full cost of such audit.
10.7.	Late Payments. Any payments that are not paid on or before the date such payments are due under this Agreement will bear interest at an annual rate equal to the lesser of (a) (***), in each case calculated on the number of days such payment is delinquent, compounded monthly; except that, with respect to any disputed payments, no interest payment will be due on the disputed amount until such dispute is resolved and the interest that will be payable thereon will be based on the finally-resolved amount of such payment, calculated from the original date on which the disputed payment was due through the date on which payment is actually made.
10.8.	No Refunds. Except as expressly provided herein, all payments under this Agreement will be irrevocable, non-refundable, and non-creditable.
10.9.	Payment Method and Exchange Rate. All amounts payable and calculations under this Agreement will be in Dollars. Each payment to be made to Adaptimmune under this Agreement will be made by bank wire transfer in immediately available funds to such bank account as may be designated in writing by Adaptimmune from time to time. In the case of sales outside the United States, payments received by Galapagos in a currency other than Dollars will be converted to their Dollar equivalent using a rate of exchange which corresponds to the rate of exchange for such currency reported in The Wall Street Journal, Internet U.S. Edition at www.wsj.com as of the last day of the applicable reporting period (or, if unavailable on such date, the first date thereafter on which such rate is available).
10.10.	Taxes.
10.10.1	Taxes on Income. Taxes on Income; Payments Free of Taxes. Except as set forth in this Section 10.10 (Taxes), each Party will be solely responsible for the payment of any and all income Taxes levied on account of all payments it receives under this Agreement. Any and all payments due to Adaptimmune from Galapagos pursuant to this Agreement will be paid without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws require the deduction or withholding of any Tax from any such payment, then Galapagos (or its applicable withholding agent) will be entitled to make such deduction or withholding from its payments. (***).

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10.10.2	Tax Cooperation. The Parties agree to cooperate with one another in accordance with Applicable Laws and use reasonable efforts to minimize Tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by each Party to the other Party under this Agreement. To the extent either Party (the “Paying Party”) is required to deduct and withhold Taxes on any payment to the other Party (the “Recipient”), the Paying Party will (a) pay the full amount of such Taxes to the proper Governmental Authority in a timely manner, and (b) promptly transmit to the Recipient an official tax certificate or other evidence of such payment sufficient to enable the Recipient to claim such payment of Taxes on the Recipient’s applicable tax returns. The Paying Party will provide the Recipient with advance notice prior to withholding any Taxes from payments payable to the Recipient and will provide the Recipient with a commercially reasonable period of time to claim an exemption or reduction in otherwise applicable Taxes. The Recipient will provide the Paying Party any tax forms that may be reasonably necessary in order for the Paying Party to not withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income tax treaty, to the extent the Paying Party is legally able to do so. The Recipient will use reasonable efforts to provide any such tax forms to the Paying Party in advance of the due date. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding Taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Paying Party if the Paying Party is the Party bearing such withholding Tax under this Section 10.10 (Taxes). In addition, the Parties will cooperate in accordance with Applicable Law to minimize indirect Taxes (such as VAT, sales tax, consumption tax, and other similar Taxes) in connection with this Agreement.
10.10.3	VAT and Other Indirect Taxes. VAT and Other Indirect Taxes. All payments or amounts due under this Agreement, whether monetary or non-monetary, are exclusive of VAT, consumption Tax and their equivalents. Any Party receiving a supply under this Agreement, hereby covenants that it will pay any such VAT correctly charged in addition to any amounts due under this Agreement. Where the prevailing legislation requires a VAT reverse charge, then the receiving party covenants that it shall correctly account for VAT in respect of the services received. The supplying Party agrees that it will raise a tax invoice (or equivalent document) to support the charge to VAT. For the purposes of VAT, the services, rights and licenses provided by Adaptimmune under this Agreement shall be considered to be taxed under by Art 44 of Council Directive 2006/112/EC or any equivalent provision in the country of performance if performed outside the European Union and as such will be considered to be taxed for VAT purposes in the country of the recipient. Any supply of goods under this agreement shall be taxed (where applicable) in accordance with the prevailing VAT legislation.
10.10.4	Transaction Based Taxes. All transfer, documentary, sales, use, stamp, registration, and other such taxes, and any conveyance fees, recording charges, and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated hereby, if any, will be borne and paid by the Paying Party. The Parties will reasonably cooperate in accordance with Applicable Law to minimize transfer taxes in connection with this Agreement.
ARTICLE 11
INTELLECTUAL PROPERTY
11.1.	Intellectual Property Ownership.

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11.1.1	Background Intellectual Property. As between the Parties, and subject to the licenses granted under this Agreement, (a) Adaptimmune will retain all rights, title, and interests in, to and under all of the Adaptimmune Background IP and (b) Galapagos will retain all rights, title, and interests in, to and under all of the Galapagos Background IP. For clarity, all Know-How created, authored, or otherwise generated by Adaptimmune as a result of the performance of the SURPASS family of Clinical Trials will be Adaptimmune Background IP.
11.1.2	Collaboration IP.
(a)	Disclosure. During the Term, each Party will promptly disclose to the other Party any potentially patentable Other Collaboration IP as set forth in Article 11 (Intellectual Property) that is conceived, developed, invented, reduced to practice or otherwise generated by or for the disclosing Party as a result of the performance of such Party’s Collaboration Activities.
(b)	Platform Improvement IP. Adaptimmune will own all Adaptimmune Platform Improvement IP, and Galapagos will own all Galapagos Platform Improvement IP.
(c)	Other Collaboration IP. The Parties will jointly own all Other Collaboration IP, whether invented solely by Adaptimmune, solely by Galapagos, or jointly by the Parties, subject to Article 4 (License Grants). Each Party shall be entitled to use and grant licenses to Third Parties under such Other Collaboration IP without any duty of accounting, recourse, or payment to the other Party, subject to Article 4 (License Grants). To the extent Applicable Law requires either Party to consent to the other Party’s use or licensing of the Other Collaboration IP, such Party will, and hereby does, grant such consent.
(d)	Assignment; Cooperation. Each Party hereby assigns, and will assign, to the other Party an undivided, equal joint right, title, and interest in, to, and under all of such Party’s rights, title and interests in, to and under the Other Collaboration IP. The Parties each hereby grant to one another the rights necessary to accomplish the ownership provisions set forth in this Article 11 (Intellectual Property). Each Party will execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 11 (Intellectual Property). Each Party will require all of its employees, Affiliates and any Third Parties working pursuant to this Agreement on its behalf, to assign (or otherwise convey rights) to such Party any Patent Rights and rights in Know-How conceived, developed, invented, reduced to practice or otherwise generated by such employee, Affiliate or Third Party, and to cooperate with such Party in connection with obtaining patent protection thereof.
11.1.3	CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-53 (the “CREATE Act”). In the event that either Party to this Agreement intends to overcome a rejection of a claimed invention within the Licensed IP pursuant to the provisions of the Create Act, such Party must first obtain the prior written consent of the other Party. Neither Party will invoke this Agreement as a joint research agreement under the CREATE Act to overcome such an objection without the prior written consent of the other Party. If the other Party provides such written consent, such Party will limit any amendment to the specification or statement to the patent office with respect to this Agreement to that which is strictly required by

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35 USC § 103(c) and the rules and regulations promulgated thereunder and which is consistent with the terms and conditions of this Agreement. To the extent that the Parties agree that, in order to overcome a rejection of a claimed invention within the Licensed IP pursuant to the provisions of the CREATE Act, the filing of a terminal disclaimer is required or advisable, the Parties will first agree on terms and conditions under which the patent application subject to such terminal disclaimer and the patent or application over which such application is disclaimed will be jointly enforced, to the extent that the Parties have not previously agreed to such terms and conditions.
11.2.	Patent Prosecution.
11.2.1	Sole IP. The Party that solely owns the applicable Intellectual Property described in Section 11.1 (Intellectual Property Ownership) will, at its sole discretion and expense, have the sole right (but not the obligation) to Prosecute and Maintain all Patent Rights included in such Intellectual Property worldwide (each a “Sole Prosecuted Patent”), save as further described in this Section 11.2 (Patent Prosecution).
11.2.2	Joint IP. Galapagos will, at its sole discretion and expense, have the sole right (but not the obligation) to Prosecute and Maintain all Other Collaboration Patent Rights worldwide as further described in this Section 11.2 (Patent Prosecution).
11.2.3	Adaptimmune. Subject to Section 11.2.5 (Divisional Patent Rights), Adaptimmune will keep Galapagos reasonably and regularly informed of the status of the Prosecution and Maintenance of the Licensed Patent Rights other than the Other Collaboration Patent Rights (“Adaptimmune Prosecuted Patent Rights”), and will promptly provide Galapagos with copies of all material correspondence received from any patent authority in connection therewith. In addition, Adaptimmune will promptly provide Galapagos with drafts of all proposed material filings and material correspondence to any patent authority with respect to the Adaptimmune Prosecuted Patent Rights for Galapagos’ review and comment prior to the submission of such proposed filings or correspondence, and will reasonably consider Galapagos’ comments in good faith. Galapagos will provide all reasonable cooperation and assistance to Adaptimmune at Adaptimmune’s reasonable request and at Adaptimmune’s expense in Prosecution and Maintenance of the Adaptimmune Prosecuted Patent Rights, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications. If Adaptimmune elects not to Prosecute and Maintain any Adaptimmune Prosecuted Patent Rights (including by deciding not to file any patent application, other than in the case of choice of counties in relation to which any patent application is filed or perfected (after the filing of a priority or PCT or equivalent patent application) and providing that such country decision is taken in accordance with Adaptimmune’s normal patent prosecution processes), and such Adaptimmune Prosecuted Patent Right Covers any Licensed Product and such decision is not based on a desire to maintain the inventions set forth in such Patent Right as Confidential Information, then Adaptimmune will provide at least (***) days’ prior written notice to Galapagos. Thereafter, Galapagos will have the right, but not the obligation, to Prosecute and Maintain such Adaptimmune Prosecuted Patent Rights, at its sole expense and in its sole discretion, and Galapagos will have the right to elect to require transfer of ownership of rights of any such Adaptimmune Prosecuted Patent Right to Galapagos if that Adaptimmune Prosecuted Patent Right relates solely to Licensed Products (i.e., it Covers the Licensed Product and does not Cover any other products or TCR sequences or vectors for other TCR sequences), at Galapagos’ sole discretion and expense (“Galapagos Step-In Right”). Adaptimmune will thereafter provide all

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reasonable cooperation and assistance to Galapagos at Galapagos’ reasonable request and at Galapagos’ expense to transfer such ownership to Galapagos and in connection with the Prosecution and Maintenance of such transferred Adaptimmune Prosecuted Patent Rights, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications. In such event, however, such transferred Adaptimmune Prosecuted Patent Right will remain a Licensed Patent Right for the purposes of the definition of Valid Claim and the royalty provisions of this Agreement (subject to all other requirements set forth therein).
11.2.4	Galapagos. Subject to Section 11.2.5 (Divisional Patent Rights), Galapagos will, at its sole discretion and expense, have the first right (but not the obligation) to Prosecute and Maintain the Other Collaboration Patent Rights (“Galapagos Prosecuted Patent Rights”). Galapagos will keep Adaptimmune reasonably and regularly informed of the status of the Prosecution and Maintenance of the Galapagos Prosecuted Patent Rights and will promptly provide Adaptimmune with copies of all material correspondence received from any patent authority in connection therewith. In addition, Galapagos will promptly provide Adaptimmune with drafts of all proposed material filings and material correspondence to any patent authority with respect to the Galapagos Prosecuted Patent Rights for Adaptimmune’s review and comment prior to the submission of such proposed filings and correspondence, and will reasonably consider Adaptimmune’s comments in good faith with respect to those inventions which are invented solely or jointly by Adaptimmune, and will remove any Confidential Information of Adaptimmune from such proposed filings and correspondence at Adaptimmune’s request. Adaptimmune will provide all reasonable cooperation and assistance to Galapagos at Galapagos’ reasonable request and at Adaptimmune’s expense in Prosecution and Maintenance of the Galapagos Prosecuted Patent Rights, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications. If Galapagos elects not to Prosecute and Maintain any Galapagos Prosecuted Patent Rights (including by deciding not to file any patent application claiming any Other Collaboration IP, other than in the case of choice of countries in relation to which any patent application is filed or perfected (after the filing of a priority or PCT or equivalent patent application) and providing that such country decision is taken in accordance with Galapagos’ normal patent prosecution processes) and such decision is not based on a desire to maintain the inventions set forth in such Galapagos Prosecuted Patent Right as Confidential Information,, then Galapagos will provide at least (***) days’ written notice to Adaptimmune. Thereafter, Adaptimmune will have the right, but not the obligation, to Prosecute and Maintain such Galapagos Prosecuted Patent Rights, at its sole expense and in its sole discretion, and Adaptimmune will have the right to elect to require transfer of ownership or rights of any such Galapagos Prosecuted Patent Rights if such Galapagos Prosecuted Patent Rights relates solely to an invention which is invented solely or jointly by Adaptimmune at Adaptimmune’s sole discretion and expense (“Adaptimmune Step-In Right”). Galapagos will thereafter provide all reasonable cooperation and assistance to Adaptimmune at Adaptimmune’s reasonable request and at Adaptimmune’s expense to transfer such ownership to Adaptimmune and in connection with the Prosecution and Maintenance of such transferred Galapagos Prosecuted Patent Rights, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications.
11.2.5	Divisional Patent Rights. Adaptimmune and Galapagos will work together after the Effective Date to draft and file as soon as possible a divisional or continuation patent application that claims priority to an Existing Licensed Patent Right (***) but that is specific to the Licensed Product in that it Covers the sequence of the Licensed TCR

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(including the CD8 sub-unit) (each such application a “Divisional Patent Application”, and such application and all Patent Rights claiming priority thereto or issuing therefrom through the world the “Divisional Patent Rights”), as follows:
(a)	Prior to the Option Exercise Date, Adaptimmune will draft such Divisional Patent Application and share it with Galapagos for its comment and approval. Once Galapagos has approved such Divisional Patent Application, Adaptimmune will file the Divisional Patent Application, and on such filing the corresponding Divisional Patent Rights will constitute an Adaptimmune Prosecuted Patent Right under Section 11.2.3 (including as being subject to the Galapagos Step-In Right), save as otherwise provided in this Section 11.2.5.
(b)	Following the Option Exercise Date, Galapagos will, at its sole discretion and expense, have the first right (but not the obligation) to Prosecute and Maintain the Divisional Patent Rights, and the Divisional Patent Rights will constitute Galapagos Prosecuted Patent Rights (including as being subject to the Adaptimmune Step-In Right), save as otherwise provided in this Section 11.2.5 (Divisional Patent Rights).
(c)	Following the Option Exercise Date, the Parties will (through their respective patent counsels and advisors) collaborate in good faith to (i) jointly review any filings, responses, and other correspondence to any patent office related to any Divisional Patent Right or any Existing Licensed Patent Right to which such Divisional Patent Right claims priority (or share common priority) prior to it being provided to the applicable patent office and (ii) to ensure (to the greatest extent possible) that Adaptimmune’s Prosecution and Maintenance of the Adaptimmune Prosecuted Patent Rights does not adversely affect Galapagos’ ability to Prosecute and Maintain and enforce the Divisional Patent Rights and Galapagos’ Prosecution and Maintenance of the Divisional Patent Rights do not adversely affect Adaptimmune’s ability to Prosecute and Maintain and enforce the Adaptimmune Prosecuted Patent Rights.
11.3.	Enforcement.
11.3.1	Notice. Each Party will promptly notify, in writing, the other Party upon learning of any actual or suspected infringement (including any claim for non-infringement of the Licensed IP), misappropriation or other violation of the Licensed IP by the manufacture, commercialization, use, import, export, offer for sale or sale by a Third Party of a product that is competitive with one or more Licensed Products Developed or otherwise Exploited by Galapagos (each an “Infringement”). At the request of the Party receiving such notice, the other Party will use commercially reasonable efforts to provide all evidence in its possession pertaining to the actual or suspected Infringement or claim that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.
11.3.2	Enforcement Actions. The Parties will consult as to potential strategies to terminate suspected or potential Infringement, including by initiating IPRs, post-grant reviews, oppositions, or other actions against a Third Party’s Patent Right that interferes with the Licensed IP (each IPR, post-grant review, opposition, or other action, an “Opposition Proceeding”), consistent with the overall goals of this Agreement. (***).

(***)

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11.3.3	Settlement. The Party controlling any enforcement action described in Section 11.3 (Enforcement) (an “Enforcement”), at its sole discretion, may take reasonable actions to terminate any alleged Infringement without litigation; provided that if any such arrangement would adversely affect the non-controlling Party’s rights under this Agreement, then that arrangement is subject to the non-controlling Party’s prior written consent. The Party controlling any Enforcement may not settle or consent to an adverse judgment without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld or delayed).
11.3.4	Costs and Expenses. The Party controlling any Enforcement will bear all costs and expenses, including but not limited to litigation expenses, related to such Enforcement (except in respect of the costs and expenses for the non-controlling party’s own counsel).
11.3.5	Recovery. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 15 (Indemnification; Insurance), all damages, amounts received in settlement, judgment or other monetary awards recovered in an Enforcement with respect to activities of the Third Party that occurred prior to the effective date of such award will be shared as follows:

(***)

11.3.6	Claim for Invalidity or unenforceability. To the extent that any Third Party brings a claim for the invalidity or unenforceability of any Patent Right part of the Licensed IP, the Party owning such Patent Right or if different the Party responsible for Prosecuting and Maintaining such Patent Right, shall be responsible, in its sole discretion, for defending such invalidity or unenforceability claim. The other Party shall reasonably cooperate and work with the defending Party in the defence of such claim and may appoint its own Counsel in relation to such claim at its own cost and expense. The defending Party will keep the other Party reasonably informed at all times of the progress of such claim. To the extent the claim relates to any Patent Right part of the Licensed IP and Adaptimmune chooses not to defend such claim, then each claim in the specific Patent Right that Adaptimmune declines to defend will no longer be considered a Valid Claim with respect to all Licensed Products for the purposes of this Agreement.
11.4.	Third Party Infringement Claims.
11.4.1	Notice. In the event that a Third Party will make any claim, give notice, or bring any suit or other inter partes proceeding against Galapagos or Adaptimmune, or any of their respective Affiliates or licensees or customers, for infringement, misappropriation or other violation of any intellectual property rights or other proprietary rights with respect to the Development, Manufacture, Commercialization or other Exploitation of any Licensed Product (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim will promptly notify the other Party and use commercially reasonable efforts to provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.
11.4.2	Defense. The Parties will consult as to potential strategies to defend against any Third Party Infringement Claim, including initiating an Opposition Proceeding or by being joined as a Party, in each case consistent with the overall goals of this Agreement. If the Parties fail to agree on such strategies, and subject to the respective indemnity obligations of the Parties

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set forth in Article 15 (Indemnification; Insurance), the Parties will cooperate with each other in all reasonable respects in the defence of any Third Party Infringement Claim or raising of any counterclaim related thereto.
11.4.3	Defense and Counterclaim. The non-controlling Party will cooperate with the Party controlling in connection with any such defence and counterclaim (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if necessary, by being joined as a party, provided that the non-controlling party will be indemnified by the controlling party as to any costs or expenses, and will have the right to be represented by its own counsel at its own expense. The Party controlling any such action will keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action. Any counterclaim or other similar action by a Party, to the extent such action involves any enforcement of rights under the Licensed IP, will be treated as an enforcement action subject to Section 11.3 (Enforcement).
11.4.4	Settlement. If any such defense under Section 11.4.2 (Defense) would adversely affect the other Party’s rights under this Agreement or impose a financial obligation upon the other Party or grant rights in respect, or affect the validity or enforceability, of the other Party’s Intellectual Property, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim will not be entered into without the consent of the other Party (such consent not to be unreasonably withheld or delayed).
11.4.5	Costs and Expenses. The Party controlling the defence of any Third Party Infringement Claim will bear all costs and expenses, including but not limited to litigation expenses, to defend against any Third Party Infringement Claim.
11.5.	Trademarks. Galapagos will be free to use and to register in any trademark office worldwide, at its sole cost, any trademark for use with a Licensed Product in its sole discretion. Galapagos will own all right, title and interest in, to and under any such trademark (including any and all claims and causes of action, rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages) in its own name during and after the Term.
11.6.	Unified Patent Court (Europe). At any time prior to the end of the “transitional period” as such term is used in Article 83 of the Agreement on a Unified Patent Court between the participating Member States of the European Union, for a given relevant Patent Right part of the Licensed IP in the EU, Galapagos may request in writing that Adaptimmune either (a) opt out from the exclusive competence of the Unified Patent Court or (b) if applicable, withdraw a previously-registered opt-out, and Adaptimmune will notify the Registry, pay any such registry fee and take such other action as may be necessary to effect the opt-out or opt-out withdrawal. Adaptimmune will reasonably consider such request.
11.7.	Non-Controlled IP. To the extent that either Party (the “Granting Party”) becomes aware of any Know-How or Patent Right in such Granting Party’s possession that is required for the performance of the Collaboration, but such Know-How or Patent Right is not Controlled by such Party for the purposes of this Agreement (the “Non-Controlled IP”), and, therefore, the Granting Party is unable to grant any license rights under such Non-Controlled IP to the other Party, such Granting Party will notify the other Party of such Non-Controlled IP and the Party’s will work together to enable use of such Non-Controlled IP by the non-Granting Party (e.g., facilitate an amendment to existing

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terms of the agreement between the Granting Party and a Third Party for such Non-Controlled IP or the grant of new terms from the Third Party for such Non-Controlled IP). Neither Party makes any warranty or representation that suitable terms will be obtainable or that the non-Granting Party will be able to agree to any terms that are procured.
ARTICLE 12
CONFIDENTIALITY; PUBLICATION
12.1.	Confidential Information. Proprietary or confidential information provided a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) hereunder, including any information that is visibly marked or otherwise indicated as confidential or proprietary, or that the Receiving Party should reasonably understand is confidential information of the Disclosing Party, is deemed to be Confidential Information of the Disclosing Party. Additionally, the terms and conditions of this Agreement, will be considered Confidential Information of both Parties and kept confidential by each of the Parties in accordance with this Article 12 (Confidentiality; Publication).
12.2.	Duty of Confidence. Subject to the other provisions of this Article 12 (Confidentiality; Publication), except to the extent expressly authorized by this Agreement, during the Term and for 10 years thereafter, the Receiving Party will (a) hold in confidence the Confidential Information of the Disclosing Party and refrain from disclosing the Confidential Information of the Disclosing Party to any Third Party without the express written consent of the Disclosing Party, (b) safeguard the other Party’s Confidential Information using at least the same degree of care with which the Receiving Party holds its own confidential information (but in no event less than a reasonable degree of care), and (c) not use the Confidential Information of the Disclosing Party for any purpose other than as expressly permitted under this Agreement. Without limiting the foregoing, neither Party will use the other Party’s Confidential Information for any purpose other than performing activities pursuant to this Agreement and will permit only those employees who have a need to know the other Party’s Confidential Information and who are similarly bound by confidentiality, non-disclosure, and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement to access such Confidential Information. Notwithstanding any provision to the contrary set forth in this Agreement, a Receiving Party may disclose Confidential Information of the Disclosing Party to (a) such Receiving Party’s Affiliates, licensees and Sublicensees, and (b) employees, directors, officers, agents, contractors, consultants, attorneys, accountants, banks, investors, and advisors of the Receiving Party and its Affiliates, licensees, and Sublicensees, in each case ((a) and (b)), to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such Persons are bound by legally enforceable obligations of confidentiality, non-disclosure, and non-use with respect to the Disclosing Party’s Confidential Information no less stringent than the confidentiality and non-use obligations set forth in this Agreement. Each Party will remain responsible for any failure by its Affiliates, licensees, and Sublicensees, and its and its Affiliates’, licensees’, and Sublicensees’ respective employees, directors, officers, agents, contractors, consultants, attorneys, accountants, banks, investors, and advisors, in each case, to treat such Confidential Information as required under this Section 12.2 (Duty of Confidence) (as if such Affiliates, licensees, Sublicensees, employees, directors, officers, agents, contractors, consultants, attorneys, accountants, banks, investors, and advisors were Parties directly bound to the requirements of this Section 12.2 (Duty of Confidence)). That certain Mutual Confidentiality Agreement between Adaptimmune Limited and Galapagos NV effective March 20, 2023 (the “Confidentiality Agreement”) is, solely to the extent applicable to this Agreement, hereby superseded and replaced by this Agreement, and all information disclosed pursuant to such Confidentiality Agreement prior to the Effective Date will be protected and governed by this Article 12 (Confidentiality; Publication). Each Party will

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promptly notify the other Party of any misuse or unauthorized disclosure of the other Party’s Confidential Information.
12.3.	Exceptions. Information of a Disclosing Party will not be Confidential Information of such Disclosing Party, and the confidentiality, non-disclosure and non-use obligations set forth in Section 12.1 (Confidential Information) and Section 12.2 (Duty of Confidence) will not apply to such information, to the extent that the Receiving Party can demonstrate through contemporaneous evidence that such information:
12.3.1	was lawfully known by the Receiving Party without restriction prior to disclosure under this Agreement;
12.3.2	was lawfully disclosed to the Receiving Party by a Third Party without an obligation of confidentiality;
12.3.3	entered the public domain through means other than an unauthorized disclosure or other breach of this Agreement or the Confidentiality Agreement by the Receiving Party; or
12.3.4	was independently developed by the Receiving Party without knowledge or use of or access to Confidential Information disclosed by the Disclosing Party under this Agreement.

Any combination of features or disclosures will not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or are otherwise in the rightful possession of the Receiving Party.

12.4.	Authorized Disclosures. In addition to the exceptions contained in Section 12.2 (Duty of Confidence) and Section 12.3 (Exceptions), a Party may disclose the other Party’s Confidential Information (including this Agreement and the terms herein) to the extent that such disclosure is reasonably necessary in the following instances:
12.4.1	disclosure of the existence and applicable terms of this Agreement, whether the Option has been exercised, which (if any) Milestone Events have been achieved and a high-level summary of activities performed and reasonably likely to be performed in furtherance of achieving any Milestone Event or generating royalties, to actual or bona fide potential investors, acquirors, sublicensees and lenders and their respective attorneys, accountants, banks, investors, and advisors, solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, sublicense or debt transaction; provided that, in each such case, (a) such Persons are bound by enforceable obligations of confidentiality, non-disclosure, and non-use at least as restrictive or protective of the Parties as those set forth in this Agreement and (b) that any such disclosure is limited to the maximum extent practicable for the particular context in which it is being disclosed and in any event, contains no greater detail than any report provided hereunder;
12.4.2	to the extent such Confidential Information is required to be produced under Applicable Laws (including in connection with any filing with the United States Securities and Exchange Commission or any other Governmental Authority) or the rules of any securities exchange (including in connection with any filing with the United States Securities and Exchange Commission); provided that, to the extent permitted under Applicable Laws, in such case the Receiving Party will (a) promptly notify the Disclosing Party in writing of

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the existence, terms, and circumstances of such required disclosure; (b) allow the Disclosing Party to offer its objections to the production of the applicable Confidential Information and consider such in good faith; (c) cooperate with the Disclosing Party to take reasonable and legally available steps to limit disclosure of the applicable Confidential Information; (d) disclose only those portions of Confidential Information that the Receiving Party is, in the opinion of its counsel, legally obligated to disclose; and (e) seek confidential treatment for all Confidential Information so disclosed;
12.4.3	to prosecute or defend litigation so long as there is (***) days’ prior written notice given by the Receiving Party before any such prosecution or defense, including to filing or enforce any Patent Right in connection with the Receiving Party’s rights and obligations pursuant to this Agreement; provided that, with respect to such Confidential Information, the Receiving Party will seek confidential treatment, a protective order, or seek to file under seal if reasonably requested by the Disclosing Party; or
12.4.4	to allow the Receiving Party to exercise its rights and perform its obligations hereunder, provided that such disclosure is covered by terms of confidentiality, non-disclosure and non-use at least as restrictive as those set forth herein.
12.5.	Publication. Prior to the Option Exercise Date, neither Party will have the right to publicly present or publish any Collaboration Trial data, non-clinical or preclinical data, or any associated results or conclusions generated pursuant to this Agreement without the other Party’s prior written consent. Following the Option Exercise Date, Galapagos will have the right to publicly present or publish any Clinical Trial data, non-clinical or preclinical data, or any associated results or conclusions generated pursuant to this Agreement (each such proposed presentation or publication, a “Publication”) without Adaptimmune’s prior written consent; provided that Galapagos will provide Adaptimmune with a copy of such proposed Publication to review at least (***) days prior to the earlier of its presentation or intended submission for publication (such applicable period, the “Review Period”) and Galapagos will (i) delete any Confidential Information of Adaptimmune that Adaptimmune identifies for deletion in such Publication, or (ii) delay such Publication for a period of up to an additional (***) days after the end of the applicable Review Period to enable Adaptimmune to draft and file one or more patent applications with respect to any subject matter to be made public in such Publication. Galapagos will provide Adaptimmune a copy of the Publication at the time of the submission or presentation thereof. Galapagos agrees to acknowledge the contributions of Adaptimmune and the employees of Adaptimmune, in each case, in all Publications as scientifically appropriate. Galapagos will require its Affiliates and Sublicensees to comply with the obligations of this Section 12.5 (Publications) as if they were Galapagos, and Galapagos will be liable for any non-compliance of such Persons.
12.6.	Publicity; Use of Names.
12.6.1	Press Release. The Parties will issue a joint press release announcing this Agreement as set forth on Schedule 12.6.1 (Press Release), to be issued by the Parties on such date and time as may be agreed by the Parties. Other than the press release set forth on Schedule 12.6.1 (Press Release) and the public disclosures permitted by this Section 12.6 (Publicity; Use of Names), and Section 12.4 (Authorized Disclosures), the Parties agree that except as permitted under Section 12.6.2 (Disclosures by Adaptimmune), the portions of any other news release or other public announcement relating to this Agreement or the performance hereunder that would disclose information other than that already in the public domain will first be reviewed and approved by both Parties (with such approval not to be unreasonably withheld, conditioned, or delayed). However, the Parties agree that after (a) a disclosure

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pursuant to Section 12.6 (Publicity; Use of Names) or Section 12.4 (Authorized Disclosures) or (b) the issuance of a press release (including the initial press release) or other public announcement pursuant to this Section 12.6.1 (Press Release) that has been reviewed and approved by the other Party, the disclosing Party may make subsequent public disclosures reiterating such information without having to obtain the other Party’s prior consent and approval so long as the information in such press release or other public announcement remains true, correct, and the most current information with respect to the subject matters set forth therein. Similarly, after a Publication has been made available to the public, each Party may post such Publication or a link to it on its corporate website or social media (or any website or social media managed by such Party in connection with a Clinical Trial for the Licensed Product, as appropriate) without the prior written consent of the other Party, so long as the information in such Publication remains true, correct, and the most current information with respect to the subject matters set forth therein.
12.6.2	SEC Reporting. Notwithstanding any provision to the contrary set forth in this Agreement, each Party or its designees may publicly disclose to the extent required as part of its SEC reporting obligations, including: (a) the achievement of Milestone Events under this Agreement (including the amount, payment, and timing of any such Milestone Event) and (b) the receipt of Regulatory Approval for the Licensed Product (as applicable).
12.6.3	Use of Names. Each Party will have the right to use the other Party’s name and logo in presentations, its website, collateral materials, and corporate overviews to describe the collaboration relationship, as well as in taglines of press releases issued pursuant to this Section 12.6 (Publicity; Use of Names); provided that neither Party will use the other Party’s corporate name in such manner that the distinctiveness, reputation, and validity of any trademarks and corporate or trade names of such other Party will not be impaired, and consistent with best practices used by such other Party for its other collaborators. Except as permitted under this Section 12.6.3 (Use of Names) or with the prior express written permission of the other Party, neither Party will use the name, trademark, trade name, or logo of the other Party or its Affiliates or their respective employees in any publicity, promotion, news release, or disclosure relating to this Agreement or its subject matter except as may be required by Applicable Law. Each Party will use the other Party’s corporate name in all publicity relating to this Agreement, including the initial press release and all subsequent press releases.
ARTICLE 13
REPRESENTATIONS, WARRANTIES, AND COVENANTS
13.1.	Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:
13.1.1	Good Standing. Each Party is duly organized, validly existing, and in good standing under the Applicable Laws of the jurisdiction of its incorporation or organization;
13.1.2	Corporate Power and Authority. Each Party (a) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (b) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

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13.1.3	Binding Obligation. This Agreement has been duly executed and delivered on behalf of each Party, and constitutes a legal, valid, and binding obligation, enforceable against each Party in accordance with the terms hereof; and
13.1.4	No Conflict. The execution, delivery, and performance of this Agreement by each Party will not constitute a default under or conflict with any agreement, instrument or understanding to which either entity is a party or by which either entity is bound, or violate any Applicable Law of any Governmental Authority or administrative or other agency having jurisdiction over either Party.
13.1.5	Anti-Bribery. In entering into this Agreement, neither Party has not accepted or been offered any consideration intended to improperly influence its acceptance of this Agreement or any of the terms set out in this Agreement.
13.2.	Additional Representations and Warranties of Adaptimmune. Adaptimmune hereby represents and warrants to Galapagos, as of the Effective Date, that:
13.2.1	The list of Existing Patent Rights contained in Schedule 1.66 (Existing Licensed Patent Rights) contains a true, accurate and complete list of all Licensed Patent Rights existing as of the Effective Date.
13.2.2	The Existing Patent Rights are solely owned by Adaptimmune and other than the Loan Agreement are not subject to any Third Party liens or encumbrances.
13.2.3	Adaptimmune has not previously assigned, transferred, conveyed, or granted any license or other rights under Adaptimmune’s Intellectual Property that would conflict with or limit the scope of any right, option, or license granted to Galapagos hereunder.
13.2.4	(***)
13.2.5	In the development of the Licensed IP, the Licensed TCR, the Licensed TCR Vector, and the Licensed TCR Vector Manufacturing process, Adaptimmune did not misappropriate any intellectual property right or other proprietary right of any Third Party.
13.2.6	To Adaptimmune’s knowledge all Licensed IP is valid and enforceable. Neither Adaptimmune nor any of its Affiliates have received written notice of any claim, demand, proceeding, investigation, or other legal action of any nature (including in respect of inventorship, ownership, validity, infringement, misappropriation or other violation) from any Regulatory Authority or Third Party with respect to any Licensed IP, and there is no judgement or settlement against or owed by Adaptimmune or any of its Affiliates related to any Licensed IP.
13.2.7	To Adaptimmune’s knowledge, none of the Licensed IP, the Licensed TCR, the Licensed TCR Vector, or the Licensed TCR Vector Manufacturing process infringes, misappropriates, or otherwise violates any intellectual property right or other proprietary right of any Third Party.
13.3.	Covenants of Each Party. Each Party hereby covenants to the other Party beginning on the Effective Date through the remainder of the Term that:

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13.3.1	Compliance with Laws. Each Party will comply with all Applicable Laws and other legal requirements applicable to such Party in the performance of its activities under this Agreement.
13.3.2	Confidentiality. All employees of each Party and its Affiliates and Third Parties working under this Agreement for or on behalf of such Party will be bound by appropriate confidentiality provisions at least as protective as those contained in Article 12 (Confidentiality; Publication).
13.3.3	Assignment of Inventions. Each employee, agent, or independent contractor of a Party or its respective Affiliates or contractors performing work under this Agreement will, prior to commencing such work, be bound by invention assignment obligations, including: (a) promptly reporting any invention, discovery, process development, or other Know-How; (b) assigning, through “present assignment” language, to the applicable Party all of his or her rights, title, and interests in and to any invention, discovery, process development, or other Know-How; (c) cooperating in the preparation, filing, prosecution, maintenance, and enforcement of any patent or patent application; and (d) performing all acts (including good faith testimony by affidavit, declaration, in-person, or other proper means) and signing, executing, acknowledging, and delivering any and all documents required for effecting the obligations and purposes of this provision and to support any effort by a Party to establish, perfect, defend, or enforce its rights in and to any Collaboration IP. It is understood and agreed that any such invention assignment agreement need not reference or be specific to this Agreement.
13.3.4	Debarment. Neither Galapagos, Adaptimmune, nor any of their respective Affiliates, agents, personnel, or employees have (a) been listed by any federal or state agency as excluded, debarred, suspended, or otherwise ineligible to participate in any Federal Health Care Program, as such term is defined in 42 U.S.C. § 1320a – 7b(f); or (b) been convicted of any crime relating to any Federal Health Care Program. Each Party will promptly notify the other Party in writing in the event that such Party or any of its Affiliates or its or their agents, personnel, or employees, is listed by a federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in any Federal Health Care Program or is convicted of any crime relating to any such program. In such event, the other Party will have the right to terminate this Agreement immediately upon providing written notice of such termination to such Party; provided that, to the extent the forgoing is breached by an Affiliate, agent, personnel, or employee of a Party, the other Party will not have the right to terminate this Agreement if such Party immediately removes such Affiliate, agent, personnel or employee and notifies the other Party of such removal in writing.
13.3.5	Anti-Bribery. The Parties will not directly or indirectly, offer or pay or authorize such offer or payment of any money or other consideration to improperly influence or seek to influence any governmental official. In performing its respective obligations under this Agreement each Party will comply with all Applicable Laws relating to anti-bribery and anti-corruption.
13.3.6	Data Protection. The Parties may receive data capable of identifying live individuals (“Personal Data”). Each Party shall ensure that prior to providing any Personal Data to the other Party it has in place the appropriate consent from the relevant individual subject to such Personal Data. Each Party may make the provision of any Personal Data to the other Party subject to the execution of a data transfer or equivalent agreement, in accordance with Applicable Laws. Each Party agrees to only process Personal Data

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provided by the other Party solely for the purposes of this Agreement and for no other purpose. Each Party agrees to comply with the principles set out in the Applicable Laws in respect of Personal Data and will hold all Personal Data strictly confidential. Each Party will have in place appropriate technical and organizational measures to prevent any accidental or unintended processing of Personal Data provided to it by the other Party.
13.4.	Additional Covenant of Adaptimmune. Adaptimmune hereby covenants to Galapagos beginning on the Effective Date through the remainder of the Term:
13.4.1	Adaptimmune will not Develop, Manufacture, Commercialize or otherwise Exploit the Adaptimmune Product other than in the exercise of the Adaptimmune Product Rights.
13.4.2	During the Collaboration Period, Adaptimmune will only use the Development Fee for the purposes of the performance of its Collaboration Activities.
13.4.3	(***)Adaptimmune will not assign, transfer, convey, or grant any license or other rights to any Third Party under the Licensed IP that would conflict with or limit the scope of any right, option, or license granted to Galapagos hereunder.
13.5.	DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES OR GIVES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY OF ANY NATURE, EXPRESS OR IMPLIED, RELATING TO THIS AGREEMENT, INCLUDING SUCH PARTY’S COLLABORATION ACTIVITIES, RESULTS AND OTHER DELIVERABLES HEREUNDER, AND AS TO THE ACHIEVEMENT OF ANY PARTICULAR RESULT OR OUTCOME.
ARTICLE 14
TERM AND TERMINATION
14.1.	Term. Unless earlier terminated in accordance with Section 14.2 (Termination), the term of this Agreement (the “Term”) will begin on the Effective Date and will expire on the earlier of (a) Option Expiration and (b) the expiration of all Royalty Terms.
14.2.	Termination.
14.2.1	For Convenience. Galapagos will have the right to terminate this Agreement in its entirety, in its discretion, upon at least 90 days’ prior written notice to Adaptimmune.
14.2.2	Material Breach. Either Party (the “Non-Breaching Party”) may terminate this Agreement in its entirety, effective upon written notice to the other Party, if the other Party (the “Breaching Party”) materially breaches this Agreement and after receiving written notice identifying such material breach in reasonable detail, fails to cure such breach within (a) 90 days for all breaches other than as set forth in clause (b), or (b) 30 days for a payment breach; provided that if material breach other than a payment breach is reasonably capable of being cured, but not reasonably capable of being cured within such 90-day period, then the cure period may be extended by written agreement of the Parties. If the Parties reasonably and in good faith disagree as to whether there has been a material breach of this Agreement or whether a material breach has been cured, then the Breaching Party may contest the allegation in accordance with the dispute resolution terms set forth in Section 16.3 (Dispute Resolution) and the applicable cure period will toll upon the initiation of such dispute resolution procedures. If, as a result of such dispute resolution process, it is

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finally determined that the Breaching Party committed a material breach of this Agreement or failed to cure a material breach of this Agreement, then the applicable cure period will resume and unless such alleged breach was cured during the pendency of such cure period (once resumed), this Agreement will terminate effective as of the expiration of such cure period. If, as a result of such dispute resolution proceeding, it is determined that the Breaching Party did not commit such material breach or such material breach was cured in accordance with this Section 14.2.2 (Material Breach), then no termination of this Agreement will be effective, and this Agreement will continue in full force and effect.
14.2.3	Cessation of Development and Commercialization. If Galapagos and its Affiliates do not conduct any material Development or Commercialization activities with respect to the Licensed Product for a continuous period of longer than 12 months, and such suspension of activity is not: (a) contemplated by written agreement of the Parties, (b) a result of Galapagos’ reasonable response to written guidance from or action by a Regulatory Authority in the Territory (such as a clinical hold, or a recall or withdrawal), or (c) due to events beyond the reasonable control of Galapagos, then Adaptimmune may, at its election, terminate this Agreement in its entirety upon 60 days’ prior written notice to Galapagos.
14.2.4	(***)
14.2.5	Insolvency. Either Party may terminate this Agreement in its entirety, effective upon written notice to the other Party, in the event (a) the other Party suspends, or threatens to suspend, payment of its debts or is unable to pay its debts as they fall due; (a) of the bankruptcy or dissolution of the other Party; (b) of the other Party making a general assignment for the benefit of its creditors; (c) of such other Party is served with an involuntary petition against it in any insolvency proceeding and such involuntary petition has not been stayed or dismissed within 60 days of its filing; (d) of the appointment of a trustee, administrator, conservator, receiver, or similar fiduciary for the other Party or substantially all of the assets of the other Party as a result of the other Party’s insolvency; or (e) any event occurs, or step or proceedings is taken, with respect to the other Party in any jurisdiction to which it is subject that has an effect equivalent or similar to any of the events in (a) to (d), above (each, an “Insolvency Event”).
14.2.6	Full Force and Effect During Notice Period. This Agreement will remain in full force and effect until the expiration of the applicable termination notice period.
14.3.	Effects of Termination. Upon any termination of this Agreement:
14.3.1	Option. If this Agreement is terminated prior to the expiration of the Option Period, then the Option will terminate.
14.3.2	Licenses; No Further Exploitation. All licenses granted under this Agreement will terminate, except as otherwise expressly provided in this Agreement. As of the effective date of termination, Galapagos will not, and will cause it Affiliates and Sublicensees not to, Develop, Manufacture, Commercialize, or otherwise Exploit the Licensed Product.
14.3.3	Sublicenses. Adaptimmune will grant to each Sublicensee of Galapagos, at each such Sublicensee’s written request to Adaptimmune within 30 days of the effective date of termination, a direct license; provided that such Sublicensee (a) is not then in default of its sublicense agreement or this Agreement, (b) agrees in writing to comply with the terms of this Agreement to the extent applicable to the rights originally sublicensed to such

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Sublicensee by Galapagos, and (c) agrees to pay directly to Adaptimmune such Sublicensee’s payments under such sublicense agreement. The scope of such direct license will be no less than the scope of the license granted herein and sublicensed to such Sublicensee, and Adaptimmune will have no obligation to perform any task for such Sublicensee beyond the obligations owed to Galapagos hereunder.
14.3.4	Wind-Down. Upon receipt of notice of termination from the other Party, each Party will cooperate, and will cease, to the extent permitted in accordance with Applicable Laws, as promptly as practicable, all activities then being performed by such Party and its Affiliates and sublicensees (including Subcontractors and Sublicensees) hereunder, except as necessary to conduct any wind-down activities in accordance with Applicable Laws and industry standard. To the extent that any Clinical Trial using the Collaboration Product or Licensed Product is ongoing at the time of receipt of notice of termination from the other Party, the party sponsoring any Clinical Trial will take all reasonable steps to terminate, close-down or otherwise complete the Clinical Trial as quickly as reasonably possible and at all times in accordance with its ethical obligations to any patient and any instruction received from any Regulatory Authority or as required to comply with Applicable Laws. The other Party will continue to assist with and perform its obligations (including obligation to manufacture Collaboration Product or Licensed TCR Vector under Clinical Supply Agreements to the extent such apply) in relation to the applicable Clinical Trial until the Clinical Trial has been terminated, closed-down or otherwise completed. The Parties will work together to ensure that all patients enrolled in such Clinical Trial are treated in accordance with the protocol for such Clinical Trial, including any follow-up activities if required.
14.3.5	Return or Destruction of Confidential Information. Each Receiving Party will return (at the Disclosing Party’s written request) or destroy all such Confidential Information of the Receiving Party in its possession as of the effective date of expiration or termination (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Receiving Party in connection with standard record keeping requirements of such Party or to comply with Applicable Laws), and any Confidential Information of the Disclosing Party contained in its laboratory notebooks or databases; provided that each Receiving Party may retain and continue to use such Confidential Information of the Disclosing Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement. Notwithstanding the foregoing, a Receiving Party will not be required to destroy any computer files created during automatic system back up that are subsequently stored securely by it and not readily accessible to its employees, consultants, or others who received the Disclosing Party’s Confidential Information under this Agreement. With respect to any Confidential Information retained in accordance with the foregoing, the Receiving Party will continue to comply with Article 12 (Confidentiality; Publication) with respect to such Confidential Information.
14.3.6	Inventory. Upon termination, Galapagos, its Affiliates and its Sublicensees will have the right to sell or otherwise dispose of all inventory of Licensed Products then in its stock, subject to the applicable Royalties due under this Agreement and any other applicable provisions of this Agreement, and Adaptimmune covenants not to sue Galapagos, its Affiliates or its Sublicensees for infringement under any of the Licensed Patent Rights that were licensed by Adaptimmune to Galapagos immediately prior to such termination with respect to such activities conducted by Galapagos, its Affiliates or its Sublicensees pursuant to this Section 14.3.6 (Inventory).

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14.3.7	Return of assigned Patent Rights. Following termination, Adaptimmune may request the assignment back of any Patent Rights assigned to Galapagos in accordance with Section 3.4.6 and/or 11.2.3. Following such request, Galapagos will take such actions as required to formalize or otherwise perfect such assignment between the Parties and towards Third Parties (including the applicable patent offices), including in accordance with Section 16.12 (Further Assurances).
14.4.	Survival. Expiration or termination of this Agreement for any reason will not release either Party from any liability that, as of the effective date of such expiration or termination, had already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity that accrued or are based upon any event occurring prior to the effective date of such expiration or termination, and any such termination will not be an exclusive remedy for any liability accrued hereunder unless otherwise stated herein. The provisions of, and the obligations of the Parties in, Articles 1 (to the extent definitions are required for interpretation of other Articles or Sections), 12 (excluding Section 12.5), 13, 15 (excluding Section 15.5) and 16; and Sections 2.6.1, 4.6, 10.6-10.10, 11.1, 11.2.2, 11.2.4 and 14.2-14.4 will survive such termination or expiration.
ARTICLE 15
INDEMNIFICATION; INSURANCE
15.1.	Indemnification by Adaptimmune. Adaptimmune will indemnify, defend, and hold harmless Galapagos and its Affiliates, and each of their respective directors, officers, employees, and agents (collectively “Galapagos Indemnitees”), from and against all losses, liabilities, damages, and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), to the extent resulting from any claims, demands, actions, or other proceedings by any Third Party (“Third Party Claims”) arising out of:
15.1.1	the breach of any obligation, representation, warranty, or covenant under this Agreement by or on behalf of Adaptimmune or any of its Affiliates;
15.1.2	the conduct of the Collaboration Trial by or on behalf of Adaptimmune or any of its Affiliates;
15.1.3	the Manufacture and supply of the Licensed TCR Vector by or on behalf of Adaptimmune; and
15.1.4	the negligence or willful misconduct of any Adaptimmune Indemnitees in the course of performing activities under this Agreement;

except, in each case, to the extent such Liabilities arise from any Third Party Claim for which Galapagos is responsible for indemnifying Adaptimmune pursuant to Section 15.2 (Indemnification by Galapagos), as to which Liabilities each Party will indemnify the other to the extent of their respective liability.

15.2.	Indemnification by Galapagos. Galapagos will indemnify, defend, and hold harmless Adaptimmune and its Affiliates and each of their respective directors, officers, employees, and agents (collectively “Adaptimmune Indemnitees”), from and against all Liabilities to the extent resulting from any Third Party Claims arising out of:

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15.2.1	the breach of any obligation, representation, warranty, or covenant under this Agreement by or on behalf of Galapagos or any of its Affiliates;
15.2.2	the Development, Manufacturing, Commercialization, and other Exploitation of the Licensed Product by or on behalf of Galapagos or any of its Affiliates (including the conduct of the Collaboration Trial by or on behalf of Galapagos from the date on which Galapagos holds the IND for the Collaboration Trial);
15.2.3	the Manufacture of the Collaboration Product by or on behalf of Galapagos; and
15.2.4	the negligence or willful misconduct of any Galapagos Indemnitees in the course of performing activities under this Agreement;

except, in each case, to the extent such Liabilities arise from any Third Party Claim for which Adaptimmune is responsible for indemnifying Galapagos pursuant to Section 15.1 (Indemnification by Adaptimmune), as to which Liabilities each Party will indemnify the other to the extent of their respective liability.

15.3.	Indemnification Procedure.
15.3.1	Notice. If either Party is seeking indemnification under Section 15.1 (Indemnification by Adaptimmune) or Section 15.2 (Indemnification by Galapagos) (the “Indemnified Party”), then it will promptly inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section 15.1 (Indemnification by Adaptimmune) or Section 15.2 (Indemnification by Galapagos), as applicable, as soon as reasonably practicable after receiving notice of the Third Party claim, provided that no delay or failure on the part of the Indemnified Party in notifying the Indemnifying Party will relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) such delay or failure is prejudicial to or otherwise adversely affects the Indemnifying Party’s ability to defend the Third Party Claim.
15.3.2	Control. The Indemnifying Party will have the right, exercisable by notice to the Indemnified Party within 10 Business Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party claim, to assume the direction and control of the defense, litigation, settlement, appeal, or other disposition of any such claim for which it is obligated to indemnify the Indemnified Party (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. During such time as the Indemnifying Party is controlling the defense of such Third Party claim, the Indemnified Party will cooperate with the Indemnifying Party, and will cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the claim, including by furnishing such records, information, and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not notify the Indemnified Party of the Indemnifying Party’s intent to defend any Third Party claim within 10 Business Days after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, will have the right to participate (including the right to conduct discovery, interview and examine witnesses and

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participate in all settlement conferences), but not control, at its own expense and with counsel of its choice, in the defense of any claim that has been assumed by the other Party.
15.3.3	Settlement. Notwithstanding any provision to the contrary set forth in this Agreement, the Indemnifying Party will not enter into any settlement, consent judgment, or other voluntary final disposition of any claim that has an adverse effect on the rights of any Indemnified Party hereunder or the Licensed IP, Adaptimmune Platform Improvement IP, or Galapagos Platform Improvement IP, or admits any wrongdoing or fault by any Galapagos Indemnitee or Adaptimmune Indemnitee, or imposes on any Galapagos Indemnitee or Adaptimmune Indemnitee any payment or other liability, without the prior written consent of such Indemnitee.
15.4.	Mitigation of Loss. Each Indemnified Party will take and will ensure that all of its Affiliates take all such reasonable steps and actions as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any claims (or potential losses or damages) under this Article 15 (Indemnification; Insurance). Nothing in this Agreement will or will be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.
15.5.	Insurance.
15.5.1	Evidence of Insurance. Within 30 days of signing this Agreement, each Party will provide the other Party with its certificate of insurance or other document evidencing the insurance coverage set forth in Section 15.5.2 (Insurance Coverage).
15.5.2	Insurance Coverage. During the Term, each Party will obtain and maintain from an insurance company having an A.M. Best’s rating of “A-, VII” or better comprehensive liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations. Any Subcontractor engaged by Galapagos pursuant to the terms of this Agreement to perform any Development activities will be subject to all the requirements above, and Galapagos will remain responsible for ensuring such Subcontractor’s compliance with those requirements at all times.
ARTICLE 16
GENERAL PROVISIONS
16.1.	LIMITATION OF LIABILITY. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY SET FORTH IN THIS AGREEMENT, NEITHER PARTY, NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES, OR AGENTS, WILL BE LIABLE TO THE OTHER PARTY FOR ANY LIABILITIES ARISING UNDER OR IN CONNECTION WITH ANY SUBJECT MATTER OF THIS AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, INCLUDING INCIDENTAL DAMAGES, OR LOST PROFITS, EVEN IF SUCH PARTY HAS BEEN INFORMED, SHOULD HAVE KNOWN OR IN FACT KNEW OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THAT THIS SECTION 16.1 (LIMITATION OF LIABILITY) WILL NOT APPLY TO THE PARTIES’ INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER SECTION 15.1 (INDEMNIFICATION BY ADAPTIMMUNE) OR SECTION 15.2 (INDEMNIFICATION BY GALAPAGOS) OR ANY BREACH OF ARTICLE 12 (CONFIDENTIALITY; PUBLICATION).
16.2.	Governing Law. This Agreement will be governed, and the respective rights of the Parties determined, according to the substantive laws of England and Wales without giving effect to any

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choice of law principles that would require the application of the laws of a different state. Notwithstanding the foregoing, any dispute, controversy, or claim relating to the scope, validity, enforceability, or infringement of any Intellectual Property will be submitted to a court of competent jurisdiction in the territory in which such Intellectual Property were granted or arose.
16.3.	Dispute Resolution.
16.3.1	Disputes. Adaptimmune and Galapagos recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination, or invalidity thereof (each, a “Dispute”) may from time to time arise during the Term. Except as otherwise provided in this Agreement and JSC disputes as set forth in Article 6 (Governance), such Disputes between Adaptimmune and Galapagos will be resolved as recited in this Section 16.3 (Dispute Resolution). In the event of the occurrence of such a Dispute, the Parties will first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within 30 days after such referral. If such Dispute is not resolved within such 30-day period, either Adaptimmune or Galapagos may, by written notice to the other, have such Dispute referred to their Executive Officers for attempted resolution within 30 days after such notice is received. In the event the Executive Officers are not able to resolve such dispute within 30 days of receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 16.3.2 (Arbitration).
16.3.2	Arbitration.
(a)	Rules. The Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 16.3.1 (Disputes) will be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (“Rules”), except as modified in this Agreement, applying the substantive law specified in Section 16.2 (Governing Law).
(b)	Arbitrators; Location. Each Party will select one arbitrator, and the two arbitrators so selected will choose a third arbitrator. All three arbitrators will serve as neutrals and have at least 10 years of: (a) dispute resolution experience (including judicial experience) or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one arbitrator will satisfy the foregoing experience requirement under clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments will be made in accordance with the Rules. Once appointed by a Party, such Party will have no ex parte communication with its appointed arbitrator. The arbitration proceedings will be conducted in London, United Kingdom. The arbitration proceedings and all pleadings and written evidence will be in the English language. Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof.
(c)	Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators will be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and

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award is made. The written resolution and award will be delivered to the Parties as expeditiously as possible, but in no event more than 90 days after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, except as permitted by Section 16.1 (Limitation of Liability), notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators will have no authority to award, punitive or exemplary damages against any Party.
(d)	Costs. The prevailing Party, as determined by the arbitrators, will be entitled to: (a) its share of fees and expenses of the arbitrators; and (b) its reasonable attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators will consider: (i) the significance, including the financial impact, of the claims prevailed upon; and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators will order that the Parties: (x) share equally the fees and expenses of the arbitrators; and (y) bear their own attorneys’ fees and associated costs and expenses.
(e)	Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 16.3.2 (Arbitration), in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Section 16.3 (Dispute Resolution), such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 16.3.2 (Arbitration). Such court will have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.
(f)	Protective Orders; Arbitrability. At the request of either Party, the arbitrators will enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators will have the power to decide all questions of arbitrability.
16.3.3	Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.
16.4.	Assignment. No rights hereunder may be assigned by either Party, directly or by merger or other operation of law, without the express written consent of the other Party; provided that (a) either Party may assign this Agreement to an Affiliate or in connection with a merger, acquisition, Change of Control, or sale or transfer of all or substantially all of its stock or assets to which this Agreement relates without any such written consent being required so long as the assignee is bound to the terms of this Agreement and (b) (***). Any purported assignment of this Agreement or the rights hereunder inconsistent with the foregoing will be null and void. No assignment will relieve either Party of the responsibility for the performance of any obligation that accrued prior to such assignment.
16.5.	Performance by Affiliates. Either Party may exercise its rights and perform its obligations under this Agreement directly or through one or more of its Affiliates. Each Party’s Affiliates will have

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the benefit of all rights (including all licenses and options) of such Party under this Agreement. Accordingly, in this Agreement “Galapagos” will be interpreted to mean “Galapagos or its Affiliates” and “Adaptimmune” will be interpreted to mean “Adaptimmune or its Affiliates” where necessary to give each Party’s respective Affiliates the benefit of the rights provided to the applicable Party in this Agreement; provided, however, that in any event each Party will remain responsible hereunder for all acts and omissions of its respective Affiliates and primarily responsible and liable for performance of all its obligations hereunder.
16.6.	Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay performing any obligation under this Agreement (except the failure to make a payment hereunder) to the extent that such failure or delay is caused by or results from any event beyond such Party’s reasonable control which prevent such Party from complying with such obligation under this Agreement (including acts of God, embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances (other than strikes, lockouts, or labor disturbances involving a Party’s own employees), government actions, fire, earthquakes, floods, epidemics, pandemics, or quarantines) (“Force Majeure”) and for so long as such failure or delay continues to be caused by or result from such Force Majeure event. The affected Party will notify the other Party in writing of any Force Majeure circumstances that may affect its performance under this Agreement as soon as reasonably practical, will provide a good faith estimate of the period for which its failure or delay in performance under the Agreement is expected to continue based on currently available information, and will undertake reasonable efforts necessary to mitigate and overcome such Force Majeure circumstances and resume normal performance of its obligations hereunder as soon a reasonably practicable under the circumstances. If the Force Majeure circumstance continues, then the affected Party will update such notice to the other Party on a weekly basis, or more frequently if requested by the other Party, to provide updated summaries of its mitigation efforts and its estimates of when normal performance under the Agreement will be able to resume. In any event, if a Party’s failure to perform its obligations under this Agreement as a result of a Force Majeure event continues for longer than 90 days, then the other Party may terminate this Agreement by providing written notice to the Party affected by the Force Majeure event.
16.7.	Amendments. No change, modification, addition, or amendment to this Agreement, or waiver of any term or condition of this Agreement, is valid or enforceable unless in writing and signed and dated by at least one authorized officer of each Party.
16.8.	Waiver. A waiver by either Party of a breach or violation of any provision of this Agreement will not constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement.
16.9.	Enforceability. If any provision of this Agreement is found by a court of competent jurisdiction to be void, invalid, or unenforceable, then the same will be reformed to comply with Applicable Laws or removed if not so conformable, so as not to affect the validity or enforceability of the remainder of this Agreement; provided that the Parties will, in any event, use good faith efforts to amend the Agreement to continue the intent of the Agreement as of the Effective Date unless (and then only to the extent that) such is not accomplished by such reformation or removal.
16.10.	Relationship between the Parties. Nothing herein will be deemed to establish a relationship of principal and agent between Adaptimmune and Galapagos, nor any of their agents, personnel, or employees; nor, except to the extent explicitly provided herein, will this Agreement be construed as creating any form of legal association or arrangement that would impose liability upon one Party

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for the act or failure to act of the other Party. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Parties and their Affiliates or their permitted assigns any benefit, right, or remedy.
16.11.	Notices. All communications hereunder will be in writing, by electronic mail or by confirmed fax, and will be deemed to have been duly given (a) upon personal delivery, (b) upon deposit with a recognized courier with next-day delivery instructions, or (c) one Business Day after sending, if sent by electronic mail and no delivery failure notification has been received:

If to Adaptimmune:

Adaptimmune Limited

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire, OX14

Attention: General Counsel and COO, Adaptimmune Limited
Email: legal@adaptimmune.com

If to Galapagos:

Generaal de Wittelaan L11 A3

2800 Mechelen

Belgium
Attention: Chief Executive Officer

With a copy (which will not constitute notice) to:

Generaal De Wittelaan L11 A3

2800 Mechelen

Belgium
Attention: Legal Department
Email: (***)

and

Generaal De Wittelaan L11 A3

2800 Mechelen

Belgium
Attention: Alliance Manager
Email: (***)

16.12.	Further Assurances. From time to time after the Effective Date, each Party will execute, acknowledge, and deliver to each other any further documents, assurances, and other matters, and will take any other action consistent with the terms and conditions of this Agreement, that may reasonably be requested by a Party and necessary or desirable to carry out the purpose of this Agreement.
16.13.	Entire Agreement. This Agreement, including the Schedules and exhibits hereto embody the entire understanding between the Parties relating to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral. This Agreement may not be varied except by a written document signed by duly authorized representatives of both Parties.

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16.14.	Interpretation. Except where the context expressly requires otherwise: (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation” and will not be interpreted to limit the provision to which it relates; (c) the word “will” will be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein); (e) any reference herein to any Person will be construed to include the Person’s successors and assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections, Schedules, or Exhibits will be construed to refer to Sections, Schedules, or Exhibits of this Agreement, and references to this Agreement include all Schedules and Exhibits hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals, and other written communications contemplated under this Agreement; (i) provisions that require that a Party, the Parties, or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent, or approval be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, article, Section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”
16.15.	Construction. This Agreement has been prepared, examined, negotiated, and revised by each Party and their respective attorneys, and no implication will be drawn and no provision will be construed against any Party to this Agreement by virtue of the purported identity of the drafter of this Agreement or any portion thereof.
16.16.	Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together will be regarded as one and the same instrument. Each Party may execute this Agreement in Adobe™ Portable Document Format (PDF) or by DocuSign sent by electronic mail. PDF or DocuSign signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Agreement as of the date first written above.

Galapagos NV	Adaptimmune Limited
By: /s/ Paul Stoffels Name: Stoffels IMC BV, permanently represented by Dr. Paul Stoffels Title: CEO	By: /s/ Adrian Rawcliffe Name: Adrian Rawcliffe Title: CEO

Galapagos NV
By: /s/ Thad Huston Name: Thad Huston Title: CFO and COO

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Schedule 1.42

Collaboration Trial Data Package

●	(***)

.

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Schedule 1.99

Existing Licensed Patent Rights

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Schedule 1.107

Material Assumptions

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Schedule 2.2

Collaboration Plan

ADAPTIMMUNE-GALAPAGOS Collaboration Plan

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Schedule 12.6.1

Press Release

[See next page]

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Adaptimmune Press Release

Adaptimmune and Galapagos sign clinical collaboration agreement with an option to exclusively license Adaptimmune’s TCR T-cell therapy candidate, uza-cel, in head & neck cancer and potential future solid tumor indications

●	Adaptimmune and Galapagos to conduct clinical proof-of-concept trial to evaluate the safety and efficacy of uza-cel (next-generation MAGE-A4 TCR T-cell therapy) produced on Galapagos’ decentralized manufacturing platform in patients with head & neck cancer
●	Uza-cel has shown encouraging results in head & neck cancer with partial responses in four out of five patients to date in a Phase 1 trial using Adaptimmune’s centralized manufacturing platform
●	Initial in vitro testing of uza-cel produced on Galapagos' decentralized manufacturing platform has shown encouraging data that support further clinical development
●	Adaptimmune to receive initial payments of $100 million, comprising $70 million upfront and $30 million of R&D funding, option exercise fees of up to $100 million, additional development and sales milestone payments of up to a maximum of $465 million, plus tiered royalties on net sales
●	Galapagos has been granted an option to exclusively license uza-cel for global development and commercialization in head & neck cancer, and potential future solid tumor cancer indications

Adaptimmune will hold a conference call tomorrow (May 31st) at 8 a.m. EDT
(webcast link here and more details below)

Philadelphia, Pennsylvania and Oxford, United Kingdom--(Newsfile Corp. - May 30, 2024) - Adaptimmune Therapeutics plc (NASDAQ: ADAP), and Galapagos NV (Euronext & NASDAQ: GLPG) announced today that they have entered into a clinical collaboration agreement with an option to exclusively license Adaptimmune’s next-generation TCR T-cell therapy (uza-cel) targeting MAGE-A4 for head & neck cancer and potential future solid tumor indications, using Galapagos’ decentralized cell manufacturing platform.

Uza-cel is a next-generation clinical-stage engineered TCR T-cell therapy developed by Adaptimmune, targeting the MAGE-A4 cancer antigen expressed in various solid tumors. Uza-cel is engineered to express the CD8α co-receptor alongside the engineered TCR that targets MAGE-A4. Data indicate that co-expression of CD8α may broaden and increase the immune response against solid tumors.1

The Adaptimmune sponsored Phase 1 SURPASS trial with centrally manufactured uza-cel has shown encouraging results in head & neck cancer with an overall response rate of 80%. Initial in vitro results suggest that uza-cel, produced on Galapagos’ decentralized manufacturing platform, yields early phenotype T-cells that could improve efficacy and durability compared to uza-cel centrally manufactured on Adaptimmune’s platform.2 In addition, Galapagos’ decentralized manufacturing platform offers the potential for the delivery of fresh, fit cells with a vein-to-vein time of seven days in a patient population in which rapid access to treatment is vital.

1 Poster presentation ESMO 2021: Safety and efficacy from the SURPASS trial with ADP-A2M4CD8, a SPEAR T-cell therapy incorporating a CD8α co-receptor and an affinity optimized TCR targeting MAGE-A4, Annals of Oncology, vol. 32, suppl. 5, pp. S604-S605. Poster presentation SITC 2021: Enhancement of TCR-engineered T-cells targeting MAGE-A4 antigen by co-expression of CD8α and inhibition of AKT signaling during ex vivo T-cell expansion. SITC Annual Meeting. Nov. 10-14, 2021. Washington, DC and virtual. Emily Schmidt, PhD, et al.

2 Data on file

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Adrian Rawcliffe, Adaptimmune’s Chief Executive Officer: “Data with uza-cel from our Phase 1 SURPASS trial has demonstrated compelling early results in ovarian, bladder, and head & neck cancers. In head & neck cancer, we have seen reductions in target lesions across all five patients treated to date, and there have been four confirmed partial responses. Combining uza-cel with Galapagos’ unique decentralized manufacturing platform is a natural synergy and has the potential to deliver an even more effective TCR T-cell therapy for people with critical late-stage cancers.”

Dr. Paul Stoffels3, Galapagos’ Chief Executive Officer and Chairman: “We are excited to partner with Adaptimmune, a pioneer in TCR T-cell therapy, as this fully aligns with our strategic vision to advance novel cell therapies. This collaboration enables us to expand our oncology cell therapy portfolio to include treatments for solid tumors and next-generation therapies, leveraging our innovative, decentralized cell therapy manufacturing platform. For patients with head & neck cancer, an area with significant unmet medical needs, this collaboration offers the promise for faster access to a potentially transformative treatment.”

Under the terms of the agreement, Adaptimmune will receive an upfront exclusivity payment of $70 million, plus $15 million in R&D funding at signing. A further $15 million in R&D funding will follow subject to the start of dosing in the proof-of-concept trial. Adaptimmune will be responsible for the clinical proof-of-concept trial in head & neck cancer and the supply of the vector for the manufacturing of uza-cel. Galapagos will be responsible for the delivery of fresh uza-cel product for the head & neck cancer proof-of-concept trial using its innovative, decentralized cell therapy manufacturing platform.

Adaptimmune will retain the right to develop, manufacture, commercialize, and otherwise exploit uza-cel for platinum-resistant ovarian cancer (currently being developed in the SURPASS-3 trial).

Following completion of the proof-of-concept trial, Galapagos has an exclusive option to license global rights to uza-cel for a maximum of $100 million, depending on the number of indications in relation to which the option is exercised. In addition, Adaptimmune is eligible to receive development, regulatory and sales milestone payments of up $465 million, unless the agreement is terminated, and tiered royalties on net sales in the mid-single to low-double digit range.

Conference call / webcast details – 8 a.m. EDT May 31st

A live webcast and replay can be accessed at https://www.gowebcasting.com/13364 . Call in information is as follows: 1-844-763-8274 (US or Canada) or +1-647-484-8814. Callers should dial in 5-10 minutes prior to the scheduled start time and simply ask to join the Adaptimmune call.

About Galapagos’ T-cell manufacturing platform

Galapagos’ decentralized, innovative T-cell manufacturing platform has the potential for the administration of fresh, fit cells within a median vein-to-vein time of seven days, greater physician control and improved patient experience. The platform consists of an end-to-end xCellit™ workflow management and monitoring software system, a decentralized, functionally closed, automated manufacturing platform for cell therapies (using Lonza’s Cocoon®) and a proprietary quality control testing and release strategy.

About Galapagos

We are a biotechnology company with operations in Europe and the US dedicated to developing transformational medicines for more years of life and quality of life. Focusing on high unmet medical

3 Throughout this press release, ‘Dr. Paul Stoffels’ should be read as ‘Dr. Paul Stoffels, acting via Stoffels IMC BV’

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needs, we synergize compelling science, technology, and collaborative approaches to create a deep pipeline of best-in-class small molecules, CAR-T therapies, and biologics in oncology and immunology. With capabilities from lab to patient, including a decentralized CAR-T manufacturing network, we are committed to challenging the status quo and delivering results for our patients, employees and shareholders. For additional information, please visit www.glpg.com or follow us on LinkedIn or X (formerly Twitter).

About Adaptimmune

Adaptimmune is a clinical-stage biopharmaceutical company focused on designing, developing, and delivering cell therapies to transform the lives of people with cancer. The Company's unique engineered T-cell receptor (TCR) platform enables the engineering of T-cells to target and destroy cancers across multiple solid tumor types.

Forward-looking statement

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended 31 December, 2023, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Adaptimmune Contacts

Investor Relations

Juli P. Miller, Ph.D. - VP, Corporate Affairs and Investor Relations

M : +1 215 460 8920

Juli.Miller@adaptimmune.com

Media Relations

Dana Lynch, Senior Director of Corporate Communications

M: +1 267 990 1217

Dana.Lynch@adaptimmune.com

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Galapagos Press Release

Galapagos and Adaptimmune sign clinical collaboration agreement with an option to exclusively license Adaptimmune’s TCR T-cell therapy candidate, uza-cel, in head & neck cancer and potential future solid tumor indications

●	Adaptimmune and Galapagos to conduct clinical proof-of-concept trial to evaluate the safety and efficacy of uza-cel (next generation MAGE-A4 TCR T-cell therapy) produced on Galapagos’ decentralized manufacturing platform in patients with head & neck cancer
●	Uza-cel has shown encouraging results in head & neck cancer with partial responses in four out of five patients to date in a Phase 1 trial using Adaptimmune’s centralized manufacturing platform
●	Initial in vitro testing of uza-cel produced on Galapagos' decentralized manufacturing platform has shown encouraging data that support further clinical development
●	Adaptimmune to receive initial payments of $100 million, comprising $70 million upfront and $30 million of R&D funding, option exercise fees of up to $100 million, additional development and sales milestone payments of up to a maximum of $465 million, plus tiered royalties on net sales
●	Galapagos has been granted an option to exclusively license uza-cel for global development and commercialization in head & neck cancer, and potential future solid tumor cancer indications

Mechelen, Belgium and Philadelphia, PA, U.S. and Oxford, UK; 30 May 22:01 CET; regulated information – inside information – Galapagos NV (Euronext & NASDAQ: GLPG) and Adaptimmune Therapeutics plc (Nasdaq: ADAP) announced today that they have entered into a clinical collaboration agreement with an option to exclusively license Adaptimmune’s next-generation TCR T-cell therapy (uza-cel) targeting MAGE-A4 for head & neck cancer and potential future solid tumor indications, using Galapagos’ decentralized cell manufacturing platform.

Uza-cel is a next-generation clinical-stage engineered TCR T-cell therapy developed by Adaptimmune, targeting the MAGE-A4 cancer antigen expressed in various solid tumors. Uza-cel is engineered to express the CD8α co-receptor alongside the engineered TCR that targets MAGE-A4. Data indicate that co-expression of CD8α may broaden and increase the immune response against solid tumors.4

The Adaptimmune sponsored Phase 1 SURPASS trial with centrally manufactured uza-cel has shown encouraging results in head & neck cancer with an overall response rate of 80%. Initial in vitro results suggest that uza-cel, produced on Galapagos’ decentralized manufacturing platform, yields early phenotype T-cells that could improve efficacy and durability compared to uza-cel centrally manufactured on Adaptimmune’s platform.5 In addition, Galapagos’ decentralized manufacturing platform offers the potential for the delivery of fresh, fit cells with a vein-to-vein time of seven days in a patient population in which rapid access to treatment is vital.

4 Poster presentation ESMO 2021: Safety and efficacy from the SURPASS trial with ADP-A2M4CD8, a SPEAR T-cell therapy incorporating a CD8α co-receptor and an affinity optimized TCR targeting MAGE-A4, Annals of Oncology, vol. 32, suppl. 5, pp. S604-S605. Poster presentation SITC 2021: Enhancement of TCR-engineered T-cells targeting MAGE-A4 antigen by co-expression of CD8α and inhibition of AKT signaling during ex vivo T-cell expansion. SITC Annual Meeting. Nov. 10-14, 2021. Washington, DC and virtual. Emily Schmidt, PhD, et al.

5 Data on file

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Dr. Paul Stoffels6, Galapagos’ Chief Executive Officer and Chairman: “We are excited to partner with Adaptimmune, a pioneer in TCR T-cell therapy, as this fully aligns with our strategic vision to advance novel cell therapies. This collaboration enables us to expand our oncology cell therapy portfolio to include treatments for solid tumors and next-generation therapies, leveraging our innovative, decentralized cell therapy manufacturing platform. For patients with head & neck cancer, an area with significant unmet medical needs, this collaboration offers the promise for faster access to a potentially transformative treatment.”

Adrian Rawcliffe, Adaptimmune’s Chief Executive Officer: “Data with uza-cel from our Phase 1 SURPASS trial has demonstrated compelling early results in ovarian, bladder, and head & neck cancers. In head & neck cancer, we have seen reductions in target lesions across all five patients treated to date, and there have been four confirmed partial responses. Combining uza-cel with Galapagos’ unique decentralized manufacturing platform is a natural synergy and has the potential to deliver an even more effective TCR T-cell therapy for people with critical late-stage cancers.”

Under the terms of the agreement, Adaptimmune will receive an upfront exclusivity payment of $70 million, plus $15 million in R&D funding at signing. A further $15 million in R&D funding will follow subject to the start of dosing in the proof-of-concept trial. Adaptimmune will be responsible for the clinical proof-of-concept trial in head & neck cancer and the supply of the vector for the manufacturing of uza-cel. Galapagos will be responsible for the delivery of fresh uza-cel product for the head & neck cancer proof-of-concept trial using its innovative, decentralized cell therapy manufacturing platform.

Adaptimmune will retain the right to develop, manufacture, commercialize, and otherwise exploit uza-cel for platinum-resistant ovarian cancer (currently being developed in the SURPASS-3 trial).

Following completion of the proof-of-concept trial, Galapagos has an exclusive option to license global rights to uza-cel for a maximum of $100 million, depending on the number of indications in relation to which the option is exercised. In addition, Adaptimmune is eligible to receive development, regulatory and sales milestone payments of up $465 million, unless the agreement is terminated, and tiered royalties on net sales in the mid-single to low-double digit range.

About Galapagos’ T-cell manufacturing platform

Galapagos’ decentralized, innovative T-cell manufacturing platform has the potential for the administration of fresh, fit cells within a median vein-to-vein time of seven days, greater physician control and improved patient experience. The platform consists of an end-to-end xCellit™ workflow management and monitoring software system, a decentralized, functionally closed, automated manufacturing platform for cell therapies (using Lonza’s Cocoon®) and a proprietary quality control testing and release strategy.

About Galapagos

We are a biotechnology company with operations in Europe and the US dedicated to developing transformational medicines for more years of life and quality of life. Focusing on high unmet medical needs, we synergize compelling science, technology, and collaborative approaches to create a deep pipeline of best-in-class small molecules, CAR-T therapies, and biologics in oncology and immunology. With capabilities from lab to patient, including a decentralized CAR-T manufacturing network, we are committed to challenging the status quo and delivering results for our patients, employees and shareholders. For additional information, please visit www.glpg.com or follow us on LinkedIn or X

6 Throughout this press release, ‘Dr. Paul Stoffels’ should be read as ‘Dr. Paul Stoffels, acting via Stoffels IMC BV’

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(formerly Twitter).

About Adaptimmune

Adaptimmune is a clinical-stage biopharmaceutical company focused on designing, developing, and delivering cell therapies to transform the lives of people with cancer. The Company's unique engineered T-cell receptor (TCR) platform enables the engineering of T-cells to target and destroy cancers across multiple solid tumor types.

For further information, please contact:

Media inquiries: Marieke Vermeersch +32 479 490 603 media@glpg.com Jennifer Wilson + 44 7444 896759 media@glpg.com	Investor inquiries: Sofie Van Gijsel +1 781 296 1143 ir@glpg.com Sandra Cauwenberghs +32 495 58 46 63 ir@glpg.com

This press release contains inside information within the meaning of Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse (market abuse regulation).

Forward-looking statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “expect,” “plan,” “estimate,” “will,” “continue,” “aim,” “intend,” “future,” “potential,” “could,” “indicate,” “forward,” as well as similar expressions. Forward-looking statements contained in this release include, but are not limited to, statements regarding Galapagos’ collaboration with Adaptimmune, including timing for the proof-of concept trial and payments under the collaboration agreement, including milestone and royalty payments, the potential benefits of Adaptimmune’s TCR-T therapy, uza-cel, and the potential benefits of Galapagos’ decentralized T-cell manufacturing platform. Forward-looking statements involve known and unknown risks, uncertainties and other factors which might cause Galapagos’ actual results to be materially different from those expressed or implied by such forward-looking statements and, therefore, the reader should not place undue reliance on them. These risks, uncertainties and other factors include, without limitation, the risk that Galapagos’ expectations regarding the collaboration with Adaptimmune, including the potential benefits of such collaboration may be incorrect, the inherent uncertainties associated with competitive developments, clinical trials and product development activities and regulatory approval requirements, Galapagos' reliance on collaborations with third parties (including its collaboration partners Adaptimmune and Lonza), as well as those risks and uncertainties identified in Galapagos’ Annual Report on Form 20-F for the year ended 31 December 2023 filed with the U.S. Securities and Exchange Commission (SEC) and its subsequent filings with the SEC. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The forward-looking statements contained herein are based on management’s current expectations and beliefs and speak only as of the date hereof, and Galapagos makes no commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations, unless required by law or regulation.

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